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                             PLAN SUPPORT AGREEMENT

      This PLAN SUPPORT AGREEMENT (this "AGREEMENT") is made and entered into as of May 13, 2003 by and among (i) NRG Energy, Inc. ("NRG"), (ii) certain of NRG's subsidiaries and affiliates as set forth on SCHEDULE 1-A (the "RELEVANT NRG SUBSIDIARIES" and, together with NRG, the "NRG GROUP"), (iii) Xcel Energy Inc. ("XCEL"), (iv) the persons identified on SCHEDULE 1-B (collectively, the "SUPPORTING NOTEHOLDERS") and (v) the persons identified on SCHEDULE 1-C who are signatories to this Agreement (collectively, the "SUPPORTING LENDERS", and together with the Supporting Noteholders, the "SUPPORTING CREDITORS") (the NRG Group, Xcel and the Supporting Creditors, collectively, the "PARTIES" and individually, a "PARTY").

                                    RECITALS

WHEREAS:

      A. NRG has issued from time to time the several series of senior notes and other instruments described on SCHEDULE 2-A (collectively, the "SENIOR NOTES");

      B. One or more of the NRG Group members is a borrower or account party in respect of the credit facilities and other financial obligations described on
SCHEDULE 2-B (the "LENDER FACILITIES");

      C. Each NRG Group member is contemplating a restructuring of its financial obligations through the prosecution of jointly administered chapter 11 cases (collectively, the "CHAPTER 11 CASES"; the court adjudicating the Chapter 11 Cases is referred to as the "BANKRUPTCY COURT");

      D. The Parties have reached an agreement in principle on the terms and conditions (i) of the NRG Plan (as defined in the Term Sheet, as defined below) (such plan together with all plan related documents, agreements, supplements and instruments, the "NRG PLAN"); and (ii) regarding the settlement of claims and causes of action the NRG Group and other parties in interest in the Chapter 11 Cases have asserted or could assert against Xcel; such terms and conditions being set forth in the Term Sheet Concerning NRG Plan And Relationship With Xcel Energy Inc. (the "TERM SHEET") attached hereto as EXHIBIT A;

      E. The NRG Group and the Supporting Creditors acknowledge and agree that the best way to proceed to effectuate the NRG Plan is to do so in a way that would:

      1. maximize the value of the NRG Group for the benefit of all interested persons;
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      2.    minimize the disruption to the NRG Group resulting from the commencement of the Chapter 11 Cases, by seeking to conclude the Chapter 11 Cases as quickly as possible; and

      3. facilitate the NRG Group's ability to obtain postpetition financing and post-reorganization financing on favorable terms, in order to minimize the cost, conditions and restrictions thereof to the NRG Group;

      F. The Parties desire to express to each other their mutual support and commitment in respect of the matters discussed in the Term Sheet, including the consummation of the NRG Plan consistent therewith; and

      G. In expressing such support and commitment, the Parties do not desire and do not intend in any way to derogate from or diminish the solicitation requirements of applicable securities and bankruptcy law, the fiduciary duties of the members of the NRG Group as debtors in possession, the fiduciary duties of any Supporting Creditor who is appointed to the official committee of unsecured creditors (the "CREDITORS' COMMITTEE") in the Chapter 11 Cases or the role of any state or federal agencies with regulatory authority concerning any member of the NRG Group.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

      1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Term Sheet.

      2. Term Sheet Conditions. Without limiting the conditions set forth herein, each Party's agreement to this Agreement and support for the NRG Plan and the Term Sheet is expressly conditioned on satisfaction of each of the terms and conditions set forth in the Term Sheet and this Agreement. To the extent any such conditions involve a time period or an outside date for satisfaction, the Parties acknowledge and agree that time is of the essence with respect to each such condition.

      3. NRG Group's Support. The NRG Group believes that consummation of the
NRG Plan will best facilitate its business and financial restructuring and that consummation of the settlements described in the Term Sheet is in its best interests and in the best interests of its creditors and other parties in interest. Accordingly, the NRG Group hereby expresses its intention to file and seek confirmation of the NRG Plan consistent with the terms and provisions
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of the Term Sheet. Without limiting the foregoing, the NRG Group intends, for so long as this Agreement remains in effect:

            a. to submit for, and use its best efforts to obtain at the earliest practicable date, Bankruptcy Court approval of a disclosure statement (as approved by the Bankruptcy Court, the "DISCLOSURE STATEMENT") in form and substance satisfactory to Xcel and the Supporting Creditors;

            b. to use its best efforts to solicit the requisite votes in favor of, and to obtain confirmation by the Bankruptcy Court at the earliest practicable date of, the NRG Plan in form and substance satisfactory to Xcel and the Supporting Creditors and approval by the Bankruptcy Court of the settlement set forth in the Term Sheet;

            c. not to pursue, propose or support, or encourage the pursuit, proposal or support of, any plan of reorganization for any member of the NRG Group that is not consistent with the Term Sheet and the NRG Plan; and

            d. to otherwise use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things, necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Term Sheet and by the NRG Plan at the earliest practicable date (including opposing any appeal of the Confirmation Order and using its best efforts to resolve, or have the Bankruptcy Court determine, all issues (if any) concerning the dollar amount of all Noteholder claims, all Bank Group claims, including claims under the Lender Facilities, and all recourse claims of any bank lender against NRG prior to the commencement of the hearing on the Disclosure Statement for the NRG Plan in accordance with the provisions of the Term Sheet);

in all events expressly subject to the exercise by NRG and each other member of the NRG Group of its fiduciary duties as debtors in possession in the Chapter 11 Cases.

      4. Xcel's Support. Xcel hereby expresses its commitment to and its intention to implement the Term Sheet in accordance with its terms and subject to its conditions. Without limiting the foregoing, Xcel intends and commits, for so long as this Agreement remains in effect:

            a. to support the NRG Plan and, as reasonably requested, to assist NRG in the preparation of the Disclosure Statement;

            b. not pursue, propose, support, or encourage the pursuit, proposal or support of, any chapter 11 plan, or other restructuring or reorganization for any member of the NRG
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      Group (directly or indirectly) that is not consistent with the Term Sheet and the NRG Plan;

            c. not, nor encourage any other person or entity, to interfere with, delay, impede, appeal or take any other negative action, directly or indirectly, in any respect regarding acceptance or implementation of the NRG Plan;

            d. to use its commercially reasonable efforts to comply with the terms and provisions of the Term Sheet applicable to Xcel and to obtain any necessary regulatory and other approvals pertaining thereto; and

            e. to cooperate in consummating and making effective the transactions contemplated by the Term Sheet and the NRG Plan at the earliest practicable date;

in each case consistent with the terms and provisions of the Term Sheet, but in all events expressly subject to any federal or state regulatory approvals and requirements and to the fiduciary duties in the Chapter 11 Cases of any director or officer of any member of the NRG Group who is also a director or officer of Xcel.

      5. Supporting Creditors' Claims and Support. Each Supporting Noteholder represents and warrants, on a several but not joint basis, that, as of the date hereof, it is the legal or beneficial holder of, or holder of investment authority over, the Senior Notes identified on its signature page hereto (collectively, such Supporting Noteholder's "RELEVANT NOTES") and has or will have the authority to vote or direct the voting of claims relating to the Relevant Notes. Each Supporting Lender represents and warrants, on a several but not joint basis, that, as of the date hereof, it is the legal or beneficial holder of claims pursuant to the Lender Facilities identified on its signature page hereto (collectively, such Supporting Lender's "RELEVANT DEBT"; all Supporting Creditors' Relevant Notes and Relevant Debt, collectively, the "RELEVANT CLAIMS") and has or will have the authority to vote or direct the voting of claims relating to the Relevant Debt. Each Supporting Creditor believes that consummation of the NRG Plan consistent with the Term Sheet is in its best interests. Accordingly, each Supporting Creditor will support the NRG Plan consistent with the terms and conditions of the Term Sheet. Without limiting the foregoing, each Supporting Creditor commits to (subject to paragraph 9 hereof), for so long as this Agreement remains in effect:

            a. support the NRG Plan and use its commercially reasonable efforts to facilitate the filing and confirmation of the NRG Plan at the earliest practicable date;

            b. not pursue, propose, support, or encourage the pursuit, proposal or support of, any chapter 11 plan, or other restructuring or reorganization for any member of the NRG Group (directly or indirectly) that is not consistent with the Term Sheet and the NRG Plan;
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            c. not, nor encourage any other person or entity, to interfere with, delay, impede, appeal or take any other negative action, directly or indirectly, in any respect regarding acceptance or implementation of the NRG Plan;

            d. not commence any proceeding or prosecute any objection to oppose or object to the NRG Plan or to the Disclosure Statement, and not to take any action that would delay approval or confirmation, as applicable, of the Disclosure Statement and the NRG Plan; provided, however, that the Supporting Creditor may object to the disclosure statement solely on the basis that it does not contain adequate information as required by section 1125 of the Bankruptcy Code;

            e. elect on any ballot distributed in connection with and pursuant to the NRG Plan to affirmatively release any and all NRG Released Causes of Action and, as applicable, any Separate Bank Claims, that it has or may have against Released Parties; and

            f. use its commercially reasonable efforts to resolve, or have the Bankruptcy Court determine, all issues (if any) concerning the dollar amount of all Noteholder claims, all Bank Group claims, including claims under the Lender Facilities, and all Bank project lender recourse claims against NRG prior to the commencement of the hearing on the Disclosure Statement for the NRG Plan in accordance with the provisions of the Term Sheet)

in each case consistent with the terms and provisions of the Term Sheet; provided, however, that notwithstanding anything herein to the contrary, if any Supporting Creditor is appointed to and serves on the Creditors' Committee, the terms of this Agreement shall not be construed to limit such Supporting Creditor's exercise of its fiduciary duties in its role as a member of a Creditors' Committee, and any exercise of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement.

      6. Acknowledgement. While the Supporting Creditors (subject to paragraph 9 hereof) commit herein to support the NRG Plan and it is their intention to vote in favor of the NRG Plan, this Agreement is not and shall not be deemed to be a solicitation for consent to the NRG Plan. The acceptance of the Supporting Creditors will not be solicited until the Supporting Creditors have received the Disclosure Statement and the related ballots in forms approved by the Bankruptcy Court.

      7. Limitations on Transfer. Each Supporting Creditor hereby agrees not to
(a) sell, transfer, assign, pledge, or otherwise dispose, directly or indirectly their right, title or interest in respect of the Relevant Claims, in whole or in part, or any interest therein, or (b) grant any proxies, deposit any of its claims into a voting trust, or enter into a voting agreement with respect to any of such claims (clauses (a) and (b), collectively, a "TRANSFER") unless such transferee
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agrees in writing at the time of such Transfer to be bound by this Agreement in its entirety without revisions. Any Transfer that does not comply with this paragraph shall be void ab initio. In the event of a Transfer, the transferor shall, within three business days, provide written notice of such transfer to Xcel and NRG, together with a copy of the written agreement of the transferee to be bound by this Agreement in its entirety without revision. Upon compliance with the foregoing, the transferee shall be deemed to constitute a Supporting Noteholder or a Supporting Lender, as the case may be. No Supporting Lender or Supporting Noteholder may create any subsidiary or affiliate for the sole purpose of acquiring any Lender Facilities or Senior Notes without first causing such subsidiary or affiliate to become a party hereto as a Supporting Lender or Supporting Noteholder, as the case may be.

      8. Further Acquisition of Senior Notes and Lender Facilities. This Agreement shall in no way be construed to preclude any Supporting Noteholder from acquiring additional Senior Notes or claims in respect of the Lender Facilities or any Supporting Lender from acquiring additional claims in respect of the Lender Facilities or Senior Notes. However, any such Senior Notes and claims so acquired shall automatically be deemed to be Relevant Claims and to be subject to all of the terms of this Agreement other than paragraph 7 hereof.

      9. Other Claims Held by Supporting Creditors. Notwithstanding anything herein to the contrary, the agreements and other obligations of each Supporting Creditor hereunder apply only with respect to such Supporting Creditor's Relevant Claims and do not apply to, and shall have no effect in respect of, any Unrestricted Claims such Supporting Creditor has or may have against any member of the NRG Group. For the purposes of this paragraph 9, "UNRESTRICTED CLAIMS" shall mean claims held by a Supporting Creditor against any member of the NRG Group other than such Supporting Creditor's Relevant Claims.

      10. Condition to each Party's Obligations. Each Party's obligations under this Agreement are subject to the satisfaction of the following condition:

Each of the following persons shall have executed this Agreement:

            a. each member of the NRG Group;.

            b. Xcel;

            c. the Supporting Noteholders who shall represent a majority in principal amount outstanding of the Senior Notes; and

            d. the Supporting Lenders, who shall represent at least two-thirds in principal amount outstanding and a majority in number of the lenders under each of the NRG Revolver, the L/C Facility and the Finco Credit Agreement (for the purposes of this Agreement, the "principal amount outstanding" in respect of the L/C Facility shall be deemed to constitute the aggregate amount of all funded and unreimbursed draws in
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      respect of the L/C Facility together with the face amount of all available but undrawn amounts under the L/C Facility).

      11. Additional Conditions to Xcel's Obligations. Xcel's obligations under this Agreement are also subject to the satisfaction of the following conditions unless the failure of such condition is the result of Xcel's own breach of this
Agreement:

            a. the Petition Date shall have occurred no later than May 14, 2003;

            b. the NRG Group shall have used its reasonable best efforts, with the support of the Supporting Creditors, to cause the entry of an order by the Bankruptcy Court no later than 30 days after the Petition Date, and in form acceptable to Xcel, setting a bar date for all claims against the NRG Entities no later than 60 days after the Petition Date (with the schedules and statement of financial affairs of all NRG Entities to be filed by 30 days after the Petition Date);

            c. the NRG Group shall have used its reasonable best efforts, with the support of the Supporting Creditors, to cause the entry of an order by the Bankruptcy Court no later than 45 days after the Petition Date approving the Disclosure Statement;

            d. the NRG Group shall have used its reasonable best efforts, with the support of the Supporting Creditors, to obtain the requisite votes in favor of the NRG Plan no later than 90 days after the Petition Date (the "VOTING DEADLINE") and shall have received the requisite votes from the Unsecured Creditor Class to confirm the NRG Plan;

            e. the Supporting Creditors shall have voted to accept the NRG Plan no later than the Voting Deadline (it being recognized that, while this is a condition to Xcel's obligations under this Agreement, and without derogation of the support and commitment of the Supporting Creditors set forth in paragraph 5 above, it is not a solicitation of the votes of the Supporting Creditors and it is not a vote by the Supporting Creditors to accept the NRG Plan) and such vote has not been revoked or withdrawn;

            f. 100% of the members of the Separate Bank Settlement Group shall have executed and delivered the Separate Bank Settlement Release no later than the Effective Date of the NRG Plan;

            g. the following persons shall have released the Released Parties from all NRG Released Causes of Action by "checking the box" (as described in section V.C of the Term Sheet) no later than the Voting Deadline:
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                  1. holders of a majority in number representing 85% in
      principal amount outstanding of the claims in respect of the Senior Notes, including 100% of the Supporting Noteholders;

                  2. holders of a majority in number representing 85% in principal amount outstanding of the claims in respect of each of the NRG Revolver, the L/C Facility and the Finco Credit Agreement, including 100% of the Supporting Lenders;

                  3. 100% of the members of the Separate Bank Settlement Group; and

                  4. holders of 85% in amount of all claims in the Unsecured Creditor Class;

            h. the entry on the docket of the Bankruptcy Court of the Confirmation Order, which shall (i) fully incorporate all of the relevant provisions of the Term Sheet (including the releases and injunctions described above) and any other matters agreed to in writing by Xcel, (b) not contain any provisions inconsistent with the Term Sheet or such other matters (other than a provision to which Xcel has previously consented to in writing), and (c) not approve any amendments or supplements to such NRG Plan (other than amendments or supplements to which Xcel has previously consented to in writing) which Xcel determines to be adverse to it in its sole reasonable discretion, which the NRG Group shall use its reasonable best efforts to cause to occur no later than 110 days after the Petition Date;

            i. the receipt by Xcel, and, to the extent applicable, NRG of all regulatory and other approvals (including any approvals from the Federal Energy Regulatory Commission, the Securities and Exchange Commission and any state Public Utility Commission) necessary for Xcel and, to the extent applicable, NRG to perform such obligations set forth for Xcel in the Term Sheet and such NRG Plan;

            j. the Effective Date for such NRG Plan approved by such Confirmation Order referenced in paragraph 11.h hereof, and the satisfaction of all of the other conditions set forth in this paragraph 11, occurring by no later than December 15, 2003;

            k. all other Parties to this Agreement having fulfilled their respective obligations under this Agreement in all respects and no such Party having breached any of its obligations under this Agreement;

            l. each of the Supporting Lenders that has a claim against Xcel under any Xcel credit facility (the "CROSS-OVER LENDERS") shall approve, without payment of any special fee or expense, any waiver or amendment that Xcel and the administrative agent under such credit facility believe is necessary under such credit facility to implement this
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      Agreement, the NRG Plan and the transactions contemplated thereby, including with respect to the establishment of the Tax Escrow (except that if other lenders to Xcel under any credit facility shall receive a special fee or expense for their waiver or amendment, the Cross-Over Lenders shall be entitled to the same pro rata fee or expense), and, in any case, such waiver or amendment is obtained by Xcel prior to the Effective Date; and

            m. NRG shall not have violated the provisions of Section VI.B(B) of the Term Sheet.

Should any of such conditions, or any other conditions to the performance of any obligation of Xcel in this Agreement, not be timely fulfilled or waived by Xcel, any obligations of Xcel set forth in this Agreement shall be null and void ab initio and all Xcel Released Causes of Action and any other claims, causes of action, remedies, defenses, setoffs, rights or other benefits of Xcel shall be fully preserved without any estoppel, evidentiary or other effect of any kind or nature whatsoever.

      12. Termination Events. The occurrence of each of the following events shall constitute a "TERMINATION EVENT":

            a. NRG's Chapter 11 Case (other than an involuntary bankruptcy case for which an order for relief has not been entered) shall have been dismissed or converted to a case under chapter 7 of the Bankruptcy Code.

            b. Xcel shall have disclaimed in writing its intention to fulfill its obligations under this Agreement, or Xcel shall fail to fulfill any or all of its obligations under this Agreement;

            c. the failure of the condition set forth in paragraph 10 of this Agreement;

            d. the breach or failure of any of the conditions set forth in paragraphs 11.a. through 11.m. of this Agreement;

            e. any Court (including the Bankruptcy Court) shall declare, in a Final Order, this Agreement to be unenforceable;

            f. the most current NRG Plan and the Disclosure Statement on file with the Bankruptcy Court on or after June 17, 2003 (and any amendments, supplements and documents related to such pleadings filed after June 17,
      2003) shall (i) not be in form and substance satisfactory to each Party,
      (ii) not be consistent with and fully incorporate the terms and provisions of the Term Sheet or (iii) contain any provisions inconsistent with the Term Sheet;
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            g. (A) after giving effect to Section V.A(2) of the Term Sheet, to the extent applicable, the Parties shall have failed to resolve, or shall have failed to agree to a procedure for resolving, all issues (if any) concerning any claims asserted or assertable, directly or indirectly, by the lenders under the Finco Credit Agreement (in their capacity as such) against NRG or any of its subsidiaries prior to June 17, 2003 or (B) such lenders shall have failed to file a proof of claim in the Chapter 11 Cases with respect all such claims on or prior to June 3, 2003;

            h, the Required Parties (as defined below) shall not have reached agreement by July 31, 2003 on whether, and the terms under which, Xcel will escrow Tax Benefits (as defined in the Term Sheet); and

            i. January 1, 2004.

      13. Termination of this Agreement. Upon the occurrence of a Termination Event, this Agreement shall terminate (except for a Termination Event described in paragraph 12.f or 12.g, for which the Termination Event shall only terminate this Agreement with respect to the Party invoking such Termination Event unless a "Required Party" invokes such Termination Event) as follows:

            a. immediately upon the occurrence of the Termination Events set forth in paragraph 12.c, 12.h or 12.i unless the date referenced therein is, prior to the expiration of such date, extended in writing by each of
      (i) Xcel, (ii) the NRG Group, (iii) holders of two-thirds in principal amount outstanding of the Relevant Notes (the "REQUIRED NOTEHOLDERS"), and
      (iv) holders of two-thirds in principal amount outstanding of the Relevant Debt (the "REQUIRED LENDERS") (each of the persons or groups of persons described in each of the foregoing clauses (i) through (iv) a "REQUIRED PARTY" and, collectively, the "REQUIRED PARTIES");

            b. immediately upon the occurrence of the Termination Events set forth in paragraphs 12.e, 12.f or 12.g (but only with respect to the Party invoking the Termination Event described in paragraph 12.f or 12.g unless a Required Party invokes such Termination Event) of this Agreement;

            c. 30 calendar days after the occurrence of the Termination Events described in paragraph 12.a and 12.b of this Agreement, unless either (i) the occurrence of the event giving rise to the Termination Event is no longer continuing on such 30th day or (ii) each of the Required Noteholders, Required Lenders, and, for purposes of paragraph 12.a, Xcel, shall have waived in writing such Termination Event; provided, however, that for the purposes of this clause 13.c, if such event has occurred as a result of an action taken or omitted to be taken by a Supporting Creditor, the claims of such Supporting Creditor
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      shall not be included in the calculation of the "Required Noteholders" or the "Required Lenders," as the case may be; and

            d. 30 calendar days after the occurrence of the Termination Event described in paragraph 12.d of this Agreement, unless (i) the event giving rise to the Termination Event occurred as a result of an action taken or omitted to be taken by Xcel or (ii) Xcel modifies or waives in writing such Termination Event.

      14. Effect of Termination. Upon termination of this Agreement (which in the case of a Termination Event described in paragraph 12.f or 12.g, upon termination of this Agreement only with respect to the Party invoking such Termination Event unless a "Required Party" invokes such Termination Event), all obligations hereunder shall terminate and shall be of no further force and effect; provided however, that any claim for breach of this Agreement shall survive termination and all rights and remedies with respect to such claims shall not be prejudiced in any way; but provided further, that the breach of this Agreement by one or more Supporting Creditors shall not create any rights or remedies against any non-breaching Supporting Creditor unless such non-breaching Supporting Creditor has participated in or aided and abetted the breach by the breaching Supporting Creditor(s). Except as set forth above in this paragraph 14 and for the obligations set forth in paragraph 16 hereof, upon such termination, any obligations of the non-breaching Parties set forth in this Agreement shall be null and void ab initio and all claims, causes of action, remedies, defenses, setoffs, rights or other benefits of such non-breaching Parties shall be fully preserved without any estoppel, evidentiary or other effect of any kind or nature whatsoever.

      15. Representations and Warranties. NRG, Xcel and each Supporting Creditor, on a several but not joint basis, represents and warrants to each other Party that the following statements are true, correct and complete as of the date hereof:

            a. Corporate Power and Authority. It is duly organized, validly existing, and in good standing under the laws of the state of its organization, and has all requisite corporate, partnership or other power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

            b. Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or other action on its part.

            c. Binding Obligation. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with the terms hereof.
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            d. No Conflicts. The execution, delivery and performance by it (when such performance is due) of this Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or bylaws or other organizational documents or those of any of its subsidiaries or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party.

            e. Adequate Information. Although none of the Parties intends that this Agreement should constitute, and they each believe it does not constitute, a solicitation and acceptance of the NRG Plan, they each acknowledge and agree that, regardless of whether its Relevant Claims constitute "securities" within the meaning of the Securities Act of 1933,
      (i) each of the Supporting Creditors is an "accredited investor" as such term is defined in Rule 501(a) of the Securities Act of 1933 and a "qualified institutional buyer" as such term is defined in Rule 144A of the Securities Act of 1933 and (ii) adequate information was provided by the NRG Group and Xcel to each Supporting Creditor in order to enable it to make an informed decision such that, were this Agreement to be construed as or deemed to constitute such a solicitation and acceptance, such solicitation was (i) in compliance with any applicable nonbankruptcy law, rule, or regulation governing the adequacy of disclosure in connection with such solicitation, or (ii) if there is not any such law, rule, or regulation, solicited after disclosure to such holder of "adequate information" as such term is defined in section 1125(a) of the Bankruptcy Code.

      16. Confidentiality. NRG, Xcel and each Supporting Creditor agrees to use commercially reasonable efforts to maintain the confidentiality of (a) the individual identities of the Supporting Creditors or (b) the individual holdings of the Supporting Creditors; provided, however, that such information may be disclosed (i) to the Parties' respective directors, trustees, executives, officers, auditors, and employees and financial and legal advisors or other agents (collectively referred to herein as the "REPRESENTATIVES" and individually as a "REPRESENTATIVE"), (ii) to persons in response to, and to the extent required by, (x) any subpoena, or other legal process or (y) the NAIC, any bank regulatory agency or any other regulatory agency or authority. If any Party or its Representative receives a subpoena or other legal process as referred to in clause (ii)(x) above in connection with the Agreement, such Party shall provide the other Parties with prompt written notice of any such request or requirement, to the fullest extent permissible and practicable under the circumstances, so that the other Parties may seek a protective order or other appropriate remedy or waiver of compliance with the provisions of this Agreement. Notwithstanding the provisions in this paragraph 16, (i) Xcel and NRG may disclose (a) the existence of and nature of support evidenced by this Agreement in one or more public releases that have first been sent to counsel for the Supporting Noteholders and counsel for the Global Steering Committee for review and comment, and (b) in the context of any such releases, the aggregate holdings of the Supporting Creditors (but, as indicated above, not their identities or their individual holdings),

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS


(ii) any Party hereto may disclose the identities of the Parties hereto and their individual holdings in any action to enforce this Agreement or in an action for damages as a result of any breaches hereof, (iii) any Party hereto may disclose, to the extent consented to in writing by a Supporting Creditor, such Supporting Creditor's identity and individual holdings and (iv) to the extent required by the Bankruptcy Code, Bankruptcy Rules, Local Rules of the Bankruptcy Court or other applicable rules, regulations or procedures of the Bankruptcy Court or the Office of the United States Trustee, NRG may disclose the individual identities of the Supporting Creditors in a writing that has first been sent to counsel for the Supporting Noteholders and counsel for the Global Steering Committee for review and comment on five business days' notice.

      17. Preparation of Restructuring Documents. Notwithstanding anything to the contrary contained in this Agreement, including specifically any obligation of a Party to use efforts to cause an event to occur by the "earliest practical date," the obligations of the Parties hereunder shall be expressly subject to the preparation of definitive documents relating to the transactions contemplated by this Agreement and the Term Sheet, (i) including without limitation, (a) the NRG Plan, the Disclosure Statement, the Confirmation Order, and any related ballots, releases and settlement documents and (b) all other agreements, instruments, orders or other documents necessary or appropriate to consummate the transactions contemplated by this Agreement, the Term Sheet or the NRG Plan, each of which documents must be acceptable to each of the Parties, and (ii) any "first day" orders and motions must be acceptable to each of the Required Parties.

      18. Amendment or Waiver. Except as otherwise specifically provided herein, this Agreement may not be modified, amended or supplemented without the prior written consent of the Required Parties. No waiver of any of the provisions of this Agreement shall be deemed or constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall any waiver be deemed a continuing waiver.

      19. Notices. Any notice required or desired to be served, given or delivered under this Agreement shall be in writing, and shall be deemed to have been validly served, given or delivered if provided by personal delivery, or upon receipt of fax delivery, as follows:

            a. if to any member of the NRG Group, to Matthew A. Cantor, Kirkland & Ellis, Citigroup Center, 153 East 53rd Street, New York, New York 10022-4611, fax: 212-446-4900;

            b. if to Xcel, to Brad B. Erens, Jones Day, 77 West Wacker, Chicago, Illinois, 60601-1692, fax: 312-782-8585, with a copy to Scott J. Friedman, Jones Day, 222 East 41st Street, New York, New York 10017, fax:
      212-755-7306:

            c. if to the Supporting Noteholders, to Evan D. Flaschen, Bingham McCutchen LLP, One State Street, Hartford, CT 06103, fax: 860-240-2800; and

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS


            d. if to the Supporting Lenders, to Peter V. Pantaleo and David J. Mack, Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, 10017-3954, fax: 212-455-2502.

      20. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. By its execution and delivery of this Agreement, each of the Parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York. By execution and delivery of this Agreement, each of the Parties hereto irrevocably accepts and submits itself to the nonexclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit or proceeding, and waives any objection it may have to venue or the convenience of the forum. Notwithstanding the foregoing consent to New York jurisdiction, upon the commencement of the Chapter 11 Cases, each of the Parties hereto hereby agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement.

      21. Specific Performance. This Agreement, including without limitation the Parties' agreement herein to support the NRG Plan and to facilitate its confirmation, is intended as a binding commitment enforceable in accordance with its terms. It is understood and agreed by each of the Parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

      22. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

      23. Interpretation. This Agreement is the product of negotiations of the Parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof.

      24. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives.

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS


      25. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties hereto and no other person or entity shall be a third-party beneficiary hereof.

      26. No Waiver of Participation and Reservation of Rights. Except as expressly provided in this Agreement and in any amendment among the Parties, nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of each of the Parties to protect and preserve its rights, remedies and interests, including without limitation, its claims against any of the other Parties (or their respective affiliates or subsidiaries) or its full participation in any bankruptcy case filed by NRG or any of its affiliates and subsidiaries. If the transactions contemplated by this Agreement or in the NRG Plan are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights.

      27. No Admissions. This Agreement shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever. Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert.

      28. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by facsimile shall be effective as delivery of a manually executed signature page of this Agreement.

      29. Representation by Counsel. Each Party acknowledges that it has been represented by counsel with this Agreement and the transactions contemplated herein. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

      30. Entire Agreement. This Agreement and the exhibits and schedules hereto, including, without limitation, the Term Sheet, constitute the entire agreement between the Parties and supersedes all prior and contemporaneous agreements, representations, warranties and understandings of the Parties, whether oral, written or implied, as to the subject matter hereof.

      31. Several not Joint. The agreements, representations and obligations of the Parties under this Agreement are, in all respects, several and not joint

      32. Tax Shelter Regulations. Notwithstanding anything herein to the contrary, any Party to this Agreement (and any employee, representative, or other agent of any Party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by the Term Sheet or the NRG Plan and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS


such tax treatment and tax structure; provided, however, that no Party (nor any employee, representative or other agent thereof) shall disclose (A) any information that is not relevant to an understanding of the tax treatment of the transactions contemplated by the Term Sheet or the NRG Plan, including the identity of any Party to this Agreement (or its employees, representatives or agents) or other information that could lead any person to determine such identity or (B) any information to the extent such disclosure could result in a violation of any federal or state securities laws.

  [Remainder of page intentionally blank; remaining pages are signature pages.]

      IN WITNESS WHEREOF, the undersigned have each caused this Agreement to be duly executed and delivered by their respective, duly authorized officers as of the date first above written.

NRG ENERGY, INC., on behalf of itself and each of its affiliates identified on Schedule 1-A


By:__________________________________________________
Name:
Title:

              [Plan Support Agreement Signature Page for NRG Group]

XCEL ENERGY INC.


By:______________________________________
     Name:
     Title:

                [Plan Support Agreement Signature Page for Xcel]

SUPPORTING NOTEHOLDER:

_________________________________________
NAME


By:______________________________________
     Name:
     Title:

ISSUANCE                                 ISSUE AMOUNT         MATURITY                    PRINCIPAL AMOUNT HELD
--------                                 ------------         --------                    ---------------------
6.750% Senior Notes                      $340 million         July 15, 2006               $

7.500% Senior Notes                      $250 million         June 15, 2007               $

7.500% Senior Notes                      $300 million         June 1, 2009                $

7.625% Senior Notes                      $125 million         February 1, 2006            $

7.750% Senior Notes                      $350 million         April 1, 2011               $

7.970% Senior Notes (ROARS)              $233 million         March 15, 2020              $

8.000% Senior Notes (ROARS)              $240 million         November 1, 2013            $

8.250% Senior Notes                      $350 million         September 15, 2010          $

8.625% Senior Notes                      $500 million         April 1, 2031               $

6.500% Equity Unit Bond                  $287.5 million       May 16, 2006                $

8.700% Senior Notes (issued              $250 million         March 15, 2005              $
in connection with a certain
debt and derivative transaction
to synthetically issue
(pound) 160 million debt)

                                                                   TOTAL HELD:            $


        [Plan Support Agreement Signature Page for Supporting Noteholder]

SUPPORTING LENDER:

_________________________________________
NAME


By:______________________________________
     Name:
     Title:

LENDER FACILITY                 AMOUNT OUTSTANDING                      PRINCIPAL AMOUNT HELD
---------------                 ------------------                      ---------------------
NRG Revolver                    $1,000,000,000

L/C Facility                    $125,000,000

Finco Credit Agreement          $1,081,000,000
                                                    TOTAL HELD:         $


          [Plan Support Agreement Signature Page for Supporting Lender]

                                  SCHEDULE 1-A
                           (RELEVANT NRG SUBSIDIARIES)

                             CONTINUING SUBSIDIARIES

FINANCE GROUP                                 DEBTOR                                 STATE OF INCORPORATION
-------------                                 ------                                 ----------------------
N/A                           NRG Energy, Inc.                                    Delaware

N/A                           NRG Power Marketing Inc.                            Delaware

N/A                           NRGenerating Holdings No. 23 B.V.

NORTHEAST                     Arthur Kill Power LLC                               Delaware

NORTHEAST                     Astoria Gas Turbine Power LLC                       Delaware

NORTHEAST                     Berrians I Gas Turbine Power, LLC

NORTHEAST                     Connecticut Jet Power LLC                           Delaware

NORTHEAST                     Devon Power LLC                                     Delaware

NORTHEAST                     Dunkirk Power LLC                                   Delaware

NORTHEAST                     Huntley Power LLC                                   Delaware

NORTHEAST                     Middletown Power LLC                                Delaware

NORTHEAST                     Montville Power LLC                                 Delaware

NORTHEAST                     Northeast Generation Holding LLC                    Delaware

NORTHEAST                     Norwalk Power LLC                                   Delaware

NORTHEAST                     NRG Eastern LLC                                     Delaware

NORTHEAST                     NRG Northeast Generating LLC                        Delaware

NORTHEAST                     Oswego Harbor Power LLC                             Delaware

NORTHEAST                     Somerset Power LLC                                  Delaware

SOUTH CENTRAL                 Big Cajun II Unit 4 LLC                             Delaware

SOUTH CENTRAL                 Louisiana Generating LLC                            Delaware

SOUTH CENTRAL                 NRG New Roads Holdings LLC                          Delaware

SOUTH CENTRAL                 NRG South Central Generating LLC                    Delaware

SOUTH CENTRAL                 NRG Central US LLC

SOUTH CENTRAL                 South Central Generation Holding LLC

                           NON-CONTINUING SUBSIDIARIES

FINANCE GROUP                               DEBTOR                                 STATE OF INCORPORATION
-------------                               ------                                 ----------------------
FINCO                         NRG Capital LLC                                     Delaware

FINCO                         NRG Finance Company I LLC                           Delaware

                                  SCHEDULE 1-B

           OMITTED: CONFIDENTIAL TREATMENT UNDER RULE 24B-2 REQUESTED

                                  SCHEDULE 1-C

           OMITTED: CONFIDENTIAL TREATMENT UNDER RULE 24B-2 REQUESTED

                                  SCHEDULE 2-A
                                 (SENIOR NOTES)

ISSUANCE                             ISSUE AMOUNT         INDENTURE DATE              MATURITY
--------                             ------------         --------------              --------
6.750% Senior Notes                  $340 million         March 13, 2001;             July 15, 2006
                                                          July 16, 2001

7.500% Senior Notes                  $250 million         June 1, 1997                June 15, 2007

7.500% Senior Notes                  $300 million         May 25, 1999                June 1, 2009

7.625% Senior Notes                  $125 million         January 21, 1996            February 1, 2006

7.750% Senior Notes                  $350 million         March 13, 2001;             April 1, 2011
                                                          April 5, 2001

7.970% Senior Notes (ROARS)          $233 million         March 20, 2000              March 15, 2020

8.000% Senior Notes (ROARS)          $240 million         November 8, 1999            November 1, 2013

8.250% Senior Notes                  $350 million         September 11, 2000          September 15, 2010

8.625% Senior Notes                  $500 million         March 13, 2001; April 5,    April 1, 2031
                                                          2001; July 16, 2001

6.500% Equity Unit Bond              $287.5 million       March 13, 2001              May 16, 2006

8.700% Senior Notes (issued          $250 million         March 20, 2000              March 15, 2005
in connection with a certain
debt and derivative
transaction to synthetically
issue (pound) 160 million debt)

                                  SCHEDULE 2-B
                               (LENDER FACILITIES)

CREDIT AGREEMENT                  DESCRIPTION
----------------                  -----------
NRG Revolver                      364-Day Revolving Credit Agreement dated as of
                                  March 8, 2002 (as the same may be amended,
                                  supplemented or restated from time to time)
                                  among NRG Energy, Inc., the financial
                                  institutions party thereto, ABN Amro Bank
                                  N.V., as administrative agent, Solomon Smith
                                  Barney Inc., as syndication agent, Barclays
                                  Bank plc as co-syndication agent, and the
                                  Royal Bank of Scotland plc and Bayerische
                                  Hypo-Und Vereinsbank AG, New York branch, as
                                  co-documentation agents.

L/C Facility                      $125 Million Standby Letter of Credit Facility
                                  dated as of November 30, 1999 (as the same may
                                  be amended, supplemented or restated from time
                                  to time) among NRG Energy, Inc., the lenders
                                  party thereto and Australia and New Zealand
                                  Banking Group Limited as administrative agent.

Finco Credit Agreement            Credit Agreement dated May 8, 2001 (as the
                                  same may be amended, supplemented or restated
                                  from time to time) among NRG Finance Company I
                                  LLC, Credit Suisse First Boston as
                                  administrative agent, the lenders party
                                  thereto and NRG Audrain Generation LLC,
                                  LSP-Nelson Energy, LLC, LSP-Pike Energy, LLC
                                  and NRG Turbine LLC, as sub-borrowers.

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS


                                    EXHIBIT A
                                  (TERM SHEET)

                                 NRG ENERGY INC.
      TERM SHEET CONCERNING NRG PLAN AND RELATIONSHIP WITH XCEL ENERGY INC.
                            DATED AS OF MAY 13, 2003

The following (this "TERM SHEET") is an outline of (i) the key terms and provisions of a plan or plans of reorganization for NRG Energy Inc. ("NRG") and the other NRG Entities (as defined below) and (ii) in connection therewith, the key terms for the resolution, settlement and treatment under such plan or plans of, among other things, (a) the claims and causes of action (as described more fully below) of NRG against Xcel Energy Inc. ("XCEL"), (b) Xcel's claims and causes of action (as described more fully below) against NRG and (c) claims and causes of action (as described more fully below) of the Noteholder Group (as defined below) and the Bank Group (as defined below) against Xcel.

This Term Sheet is subject to finalization and execution of a Plan Support Agreement (the "PSA") to which this Term Sheet is intended to be attached as Exhibit A and the completion of the remaining due diligence on the Internal Revenue Code "gross receipts" test referred to in Section VI.B(B). Upon execution of the PSA, this Term Sheet is intended to be binding on the signatories to the PSA in accordance with the terms of the PSA. However, this Term Sheet remains subject to, among a variety of other things, finalizing any incomplete Schedules hereto, resolving any terms that are bracketed or indicated as being "open" or subject to further review, and acceptable definitive documentation of all matters contemplated herein, including any plan of reorganization for NRG, any court-approved Disclosure Statement related thereto and any agreements related to or terms and conditions of such NRG plan. Any vote in favor of any NRG plan, whether or not it includes the terms and conditions set forth herein, is not being solicited by or agreed to by this Term Sheet and is subject to, among a variety of other things, those matters listed above.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THIS TERM SHEET IS BEING PROVIDED AS PART OF SETTLEMENT DISCUSSIONS AND, AS A RESULT, SHALL BE TREATED AS SUCH PURSUANT TO FEDERAL RULE OF EVIDENCE 408 AND ALL BANKRUPTCY AND STATE LAW EQUIVALENTS.

I.    THE APPLICABLE ENTITIES

   The Parties Generally:             Those persons or entities that execute the PSA (the
                                      "PARTIES" and individually a "PARTY").

   Xcel:                              Xcel Energy Inc. ("XCEL").

   NRG:                               NRG Energy, Inc. ("NRG").

   The Relevant NRG Subsidiaries:     Of the majority-owned direct and indirect
                                      subsidiaries of NRG (collectively, the "NRG
                                      SUBSIDIARIES"), those subsidiaries listed on
                                      SCHEDULE 1-A to the PSA or who otherwise become part
                                      of the Chapter 11 Cases (together with NRG, the "NRG
                                      ENTITIES").

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS


   The Noteholder Group:              The persons identified on SCHEDULE 1-B to the PSA
                                      (collectively, as comprised from time to time, the
                                      "NOTEHOLDER GROUP"), being legal or beneficial
                                      holders of, or investment managers with respect to,
                                      some of the "NOTES" identified on SCHEDULE 2-A to
                                      the PSA. The members of the Noteholder Group and all
                                      other holders of the Notes from time to time are
                                      referred to as the "NOTEHOLDERS."

   The Bank Group:                    The persons identified on SCHEDULE 1-C to the PSA
                                      (collectively, the "BANK GROUP"; those persons
                                      separately identified on Schedule 1-C, as comprised
                                      from time to time, the "GLOBAL STEERING COMMITTEE"),
                                      being legal or beneficial holders of the claims
                                      under "LENDER FACILITIES" identified on SCHEDULE 2-B
                                      to the PSA, comprising (i) the NRG revolving credit
                                      facility (the "NRG REVOLVER"), (ii) the NRG letter
                                      of credit facility (the "L/C FACILITY") and (iii)
                                      the Credit Agreement (as amended, modified and
                                      supplemented) dated May 8, 2001 among NRG Finance
                                      Company I LLC, Credit Suisse First Boston, the
                                      lenders party thereto and NRG Audrain Generation
                                      LLC, LSP-Nelson Energy, LLC, LSP-Pike Energy, LLC
                                      and NRG Turbine LLC, as sub-borrowers (the "FINCO
                                      CREDIT AGREEMENT").

II.   DEFINED TERMS

   A. "BANKRUPTCY COURT":             The Bankruptcy Court exercising jurisdiction over
                                      the Chapter 11 Cases.

   B. "PETITION DATE":                The date on which an order for relief is entered
                                      with respect to a chapter 11 case with NRG as debtor
                                      and debtor-in-possession, such case, together with
                                      the chapter 11 cases for those subsidiaries listed
                                      on SCHEDULE 1-A to the PSA and those other NRG
                                      Subsidiaries which NRG consolidates with the NRG
                                      chapter 11 case, are referred to herein as the
                                      "CHAPTER 11 CASES."

   C. "EFFECTIVE DATE":               The date on which the NRG Plan becomes effective in
                                      accordance with its terms, the occurrence of which
                                      shall be subject to various conditions to
                                      effectiveness pursuant to the NRG Plan as agreed to
                                      by the Parties. As of the Effective Date, the
                                      Confirmation Order shall be in full force and
                                      effect, and shall not have been stayed or modified,
                                      but there shall be no requirement that the
                                      Confirmation Order be a Final Order for the
                                      Effective Date to occur.

   D. "XCEL PAYMENT DATE":            The later of (i) 90 days after the date (the
                                      "CONFIRMATION DATE") on which there occurs the entry
                                      of the Confirmation Order on the docket of the
                                      Bankruptcy Court and (ii) one business day after the
                                      Effective Date.

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS


   E. "NRG PLAN":                     The chapter 11 plan or plans of reorganization with
                                      respect to the NRG Entities, such plan or plans, the
                                      related disclosure statement(s) and all plan related
                                      documents, agreements and orders to be fully
                                      consistent with the terms and provisions of this
                                      Term Sheet and otherwise acceptable to the Parties.
                                      The order of the Bankruptcy Court confirming the NRG
                                      Plan is referred to as the "CONFIRMATION ORDER."

   F. "FINAL ORDER":                  An order or judgment of the Bankruptcy Court as
                                      entered on the docket in the Chapter 11 Cases that
                                      has not been reversed, stayed, modified or amended,
                                      and as to which the time to appeal or seek
                                      certiorari has expired and no appeal or petition for
                                      certiorari has been timely taken, or as to which any
                                      appeal that has been taken or any petition for
                                      certiorari that has been timely filed has been
                                      resolved by the highest court to which the order or
                                      judgment was appealed from or from which certiorari
                                      was sought.

   G. "NRG RELEASED                   Collectively, all claims or causes of action of any
   CAUSES OF ACTION":                 kind or nature (whether known or unknown) which NRG,
                                      any of the NRG Subsidiaries or any creditor of NRG,
                                      directly or indirectly, has or may have as of the
                                      Effective Date against (A) Xcel or any officer,
                                      director, employee, affiliate (other than NRG and
                                      the NRG Subsidiaries), agent or other party acting
                                      on behalf of Xcel or an affiliate of Xcel (other
                                      than NRG and the NRG Subsidiaries), in each case in
                                      their capacity as such (Xcel and all such persons
                                      and entities being collectively referred to as the
                                      "XCEL RELEASED PARTIES"), in respect of the Support
                                      and Capital Subscription Agreement between Xcel and
                                      NRG dated May 29, 2002 (such claims are referred to
                                      as the "SUPPORT AGREEMENT CLAIMS"), (B) the Xcel
                                      Released Parties in respect of any other matter
                                      relating to NRG or any of the NRG Subsidiaries or
                                      any of the claims of any creditor against NRG or any
                                      of the NRG Subsidiaries and all liabilities and
                                      causes of action related to such claims and (C) any
                                      other person or entity (together with the Xcel
                                      Released Parties, the "RELEASED PARTIES") to the
                                      extent (but only to the extent) that such person or
                                      entity is entitled to a claim for indemnification,
                                      reimbursement, contribution, subrogation or
                                      otherwise against any of the Xcel Released Parties
                                      in respect thereof, it being understood that the
                                      liability of any such person or entity other than to
                                      the extent of its claims against the Xcel Released
                                      Parties shall not be released and is expressly
                                      preserved (the claims set forth in clauses (B) and
                                      (C), as more particularly described in Section IV.A
                                      and subject to the exceptions described in Section
                                      IV.B, are referred to as "ALL OTHER CLAIMS").
                                      Notwithstanding the foregoing, the NRG Released
                                      Causes of Action shall not include the Separate Bank
                                      Claims. In the event any creditor of NRG or any of
                                      the NRG Subsidiaries sells, assigns, trades, or
                                      otherwise
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
                                      transfers its claim or cause of action against NRG
                                      or any of the NRG Subsidiaries to any third party
                                      (including an affiliate or subsidiary of such
                                      creditor) (a "TRANSFEREE") at any time, such
                                      Transferee shall be deemed a creditor of NRG or the
                                      NRG Subsidiaries as applicable and subject to the
                                      terms of this Term Sheet.

   H. "SEPARATE BANK                  Collectively, those members of the Bank Group as
   SETTLEMENT GROUP":                 identified on SCHEDULE II.H hereto that have
                                      Separate Bank Claims and who shall be entitled to
                                      the Separate Bank Settlement Payment.

   I. "SEPARATE BANK                  Collectively, all claims or causes of action of any
   CLAIMS":                           kind or nature, whether known or unknown, which any
                                      member of the Separate Bank Settlement Group or a
                                      Transferee thereof, directly or indirectly, has or
                                      may have against any of the Released Parties related
                                      in any manner to or arising in any manner in respect
                                      of such Separate Bank Settlement Group member's or
                                      Transferee's loans, financings, letter of credit
                                      facilities and other financing and support
                                      facilities provided to NRG or any of the NRG
                                      Subsidiaries, such claims to include, without
                                      limitation, claims against the Released Parties of
                                      the type described in clauses (2) through (7) and
                                      clause (9) of Section IV.A below.

   J. "SEPARATE BANK                  Pursuant to or in connection with the NRG Plan, $112
   SETTLEMENT PAYMENT":               million of cash to be funded by Xcel on the Xcel
                                      Payment Date to NRG will be concurrently paid by NRG
                                      to the Separate Bank Settlement Group on the Xcel
                                      Payment Date, but expressly subject to 100% of the
                                      members of the Separate Bank Settlement Group prior
                                      to that time having executed and delivered to Xcel
                                      the Separate Bank Settlement Releases as described
                                      in Section V.D. The Separate Bank Settlement Payment
                                      shall not be property of NRG's chapter 11 estate.
                                      The Separate Bank Settlement Payment is being paid
                                      by Xcel solely to facilitate the NRG Plan and the
                                      benefits to Xcel thereunder. The Separate Bank
                                      Settlement Payment is, expressly, not being paid as
                                      any concession of the validity of any claims being
                                      released.

   K. "XCEL CONTRIBUTION":            (1)   Collectively, (1) $640 million, subject to the
                                            provisions of Sections III.B and III.C. and
                                            (2) the Xcel Released Causes of Action. $238
                                            million of the Xcel Contribution shall be paid
                                            in cash to NRG on the Xcel Payment Date (the
                                            "INITIAL CONTRIBUTION"). $50 million of the
                                            Xcel Contribution shall be paid to NRG on the
                                            later of January 1, 2004 and the Xcel Payment
                                            Date (the "SECOND INSTALLMENT"). The Second
                                            Installment may be paid by Xcel in Xcel stock
                                            pursuant to the Xcel Shares Option (as
                                            described in Section III.C). Except as
                                            provided in Section

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                                            III.B with respect to the timing thereof and
                                            subject to reduction as set forth in Section
                                            V.C, $352 million of the Xcel Contribution
                                            shall be paid in cash to NRG on the later of
                                            April 30, 2004 and the Xcel Payment Date (the
                                            "THIRD INSTALLMENT"); provided, however, that
                                            Xcel shall not be required to pay NRG the
                                            positive difference, if any, between the Third
                                            Installment and the amount of the Cash Refund
                                            (as defined below) received by Xcel as of such
                                            date until 30 days after the due date of the
                                            Third Installment.

                                      (2)   Although, as indicated in Section III.A(2),
                                            the Release-Based Amount is being paid in part
                                            to facilitate the NRG Plan and the benefits to
                                            Xcel thereunder, the payment of the Third
                                            Installment will be required regardless of
                                            whether the Cash Refund is ever received or
                                            whether any Xcel Tax Benefit is later reduced
                                            or eliminated on audit by a taxing authority.
                                            The Third Installment shall be payable without
                                            interest; provided, if Xcel defaults in the
                                            timely payment of the Third Installment
                                            (taking into account the 30 day grace period
                                            set forth above), the unpaid amount shall
                                            accrue simple interest at 10% per annum from
                                            the date of non-payment until the date of
                                            payment (in addition to any other remedies
                                            such as collection actions, the reasonable
                                            cost of which shall also be payable by Xcel).

                                      (3)   An escrow account will be maintained by a
                                            disbursing agent for receipt of any portion of
                                            the Xcel Contribution received after the Xcel
                                            Payment Date; the disbursing agent shall
                                            promptly distribute to the Unsecured Creditor
                                            Class (defined below) all funds received in
                                            this account, subject to requirements for
                                            disbursement of the Release-Based Amount and
                                            subject to standard hold-back provisions with
                                            respect to Disputed Claims.

   L. "XCEL RELEASED CAUSES           Collectively, all claims or causes of action of any
   OF ACTION":                        kind or nature (whether known or unknown) which Xcel
                                      has or may have against any of the NRG Entities or
                                      any officer, director, employee, affiliate or agent
                                      of any of the NRG Entities, in each case in their
                                      capacity as such, except as otherwise provided in
                                      this Term Sheet (such exclusion to include, for
                                      instance, Xcel's existing and future intercompany
                                      claims against the NRG Entities as set forth in
                                      Section IX.A hereof).

   M. "Continuing Debtor              THOSE NRG SUBSIDIARIES IDENTIFIED AS CONTINUING
   Subsidiaries":                     DEBTOR SUBSIDIARIES ON Schedule 1-A TO THE PSA.

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
   N. "Noncontinuing Debtor           THOSE NRG SUBSIDIARIES IDENTIFIED AS NONCONTINUING
   Subsidiaries":                     DEBTOR SUBSIDIARIES ON Schedule 1-A TO THE PSA.

III.  DETAILS OF THE XCEL CONTRIBUTION AND THE SEPARATE BANK SETTLEMENT PAYMENT

   A. Allocation of Xcel              (1)   $250 million of the Xcel Contribution (the
        Contribution:                       "SUPPORT AGREEMENT AMOUNT") shall be
                                            Contribution: in exchange for the release of
                                            the NRG Released Causes of Action comprised of
                                            the Support Agreement Claims. The Support
                                            Agreement Amount shall be payable out of the
                                            entire Initial Contribution and $12 million of
                                            the Second Installment. The Confirmation Order
                                            shall expressly provide that the Support
                                            Agreement Claims belong solely and exclusively
                                            to NRG and not to any creditor of NRG or of
                                            any other NRG Entity and that the Support
                                            Agreement Claims are fully released as to all
                                            entities as of the Effective Date, subject to
                                            payment in full of the Support Agreement
                                            Amount.

                                      (2)   Up to $390 million of the Xcel Contribution
                                            (the "RELEASE-BASED AMOUNT"), together with
                                            the Xcel Released Causes of Action, shall be
                                            in exchange for the releases described in
                                            Section V.C of the NRG Released Causes of
                                            Action comprised of All Other Claims. The
                                            Released-Based Amount shall be paid out of $38
                                            million of the Second Installment and the
                                            entire Third Installment.

                                      The Release-Based Amount is being paid by Xcel
                                      solely to facilitate the NRG Plan and the benefits
                                      to Xcel thereunder. The Release-Based Amount is,
                                      expressly, not being paid as any concession of the
                                      validity of any claims being released.

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
   B. Payment of Xcel                 (1)   As of April 1, 2003, Xcel's senior unsecured
   Contribution in the Event                public notes (the "XCEL NOTES") were rated
   of  an Xcel Downgrade                    BBB- by Standard & Poor's and Baa3 by Moody's
                                            (the "4/1/03 Ratings"). In the event that on
                                            the Confirmation Date the Xcel Notes have not
                                            retained at least the 4/1/03 Ratings for a
                                            period of at least 120 consecutive days
                                            through and including the Confirmation Date,
                                            then Xcel, in its sole discretion, may,
                                            subject to the creditor election described
                                            below, pay up to $150 million of the Initial
                                            Contribution no later than 10 business days
                                            after the Xcel Payment Date in registered,
                                            unrestricted and freely-tradable "XEL" common
                                            stock ("XEL STOCK") that has been registered
                                            under the Securities Act of 1933, as amended,
                                            pursuant to an effective registration
                                            statement (the "XCEL DOWNGRADE ELECTION"). In
                                            such event, no later than five business days
                                            after the Confirmation Date, Xcel shall issue
                                            a press release stating whether Xcel has
                                            elected to make any or all of $150 million of
                                            the Initial Contribution in XEL Stock and the
                                            portion, if any, of such part of the Initial
                                            Contribution that will be paid in XEL Stock.
                                            The number of shares of XEL Stock that Xcel
                                            shall be required to deliver shall be the
                                            nearest whole number of shares equal to (x)
                                            the amount of the Initial Contribution made in
                                            XEL Stock divided by (y) the average closing
                                            price for XEL Stock for the last ten full
                                            trading days through and including the
                                            business day prior to the date when the
                                            portion of the Initial Contribution to be paid
                                            in XEL Stock is made.

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
                                      (2)   Notwithstanding the foregoing, the "Authorized
                                            Party" (as defined below) may request that
                                            Xcel not exercise the Xcel Downgrade Election
                                            by causing Xcel to receive written notice of
                                            such request (an "NRG PAYMENT REQUEST") within
                                            five business days after Xcel's issuance of
                                            the press release set forth above. After
                                            timely receipt by Xcel of an NRG Payment
                                            Request, Xcel shall be required to pay NRG the
                                            $150 million of the Initial Contribution in
                                            cash on the business day after the Xcel Notes
                                            have retained at least the 4/1/03 Ratings for
                                            a period of at least 120 consecutive days. In
                                            addition, through the Effective Date and prior
                                            to payment in full by Xcel of the Initial
                                            Contribution, the Authorized Party may revoke
                                            the NRG Payment Request by causing Xcel to
                                            receive written notice of such revocation (an
                                            "NRG PAYMENT REVOCATION"). Once given, an NRG
                                            Payment Revocation shall be irrevocable. In
                                            addition, on the 180th day after receipt by
                                            Xcel of an NRG Payment Request, if Xcel shall
                                            not have been required to pay NRG the $150
                                            million of the Initial Contribution in cash
                                            prior to such date, the NRG Payment Revocation
                                            shall be deemed given to Xcel. Upon receipt or
                                            deemed receipt by Xcel of an NRG Payment
                                            Revocation, Xcel shall pay the portion of the
                                            Initial Contribution subject to the Xcel
                                            Downgrade Election in Xcel Stock within 10
                                            business days after the later of (i) receipt
                                            or deemed receipt of the NRG Payment
                                            Revocation and (ii) the Xcel Payment Date. The
                                            number of shares of XEL Stock that Xcel shall
                                            be required to deliver shall be the nearest
                                            whole number of shares equal to (x) the amount
                                            of the Initial Contribution made in XEL Stock
                                            divided by (y) the average closing price for
                                            XEL Stock for the last ten full trading days
                                            through and including the business day prior
                                            to the date when the portion of the Initial
                                            Contribution to be paid in XEL Stock is made.

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
                                      (3)   If (i) on the Confirmation Date the Xcel Notes
                                            have retained at least the 4/1/03 Ratings for
                                            a period of at least 120 consecutive days but
                                            (ii) at any time after the Confirmation Date
                                            and prior to the Xcel Payment Date the Xcel
                                            Notes have not retained at least the 4/1/03
                                            Ratings for a period of at least 120
                                            consecutive days, then the provisions of
                                            subsections (1) and (2) above shall apply, but
                                            Xcel, in its sole discretion, may, subject to
                                            an NRG Payment Request, exercise the Xcel
                                            Downgrade Election and pay the requisite XEL
                                            Stock no later than the later of (1) 10
                                            business days after the Xcel Payment Date and
                                            (2) 105 days after the first date on which the
                                            Xcel Notes have not retained at least the
                                            4/1/03 Ratings for a period of at least 120
                                            consecutive days (the "DOWNGRADE DATE"). In
                                            such event, Xcel shall issue a press release
                                            stating the specifics of its Xcel Downgrade
                                            Election no later than five business days
                                            after the Downgrade Date. In addition, in this
                                            instance, upon receipt by Xcel of an NRG
                                            Payment Revocation, Xcel shall pay the portion
                                            of the Initial Contribution subject to the
                                            Xcel Downgrade Election in XEL Stock within
                                            the later of (i) 10 business days after
                                            receipt of the NRG Payment Revocation and (ii)
                                            105 days after the Downgrade Date.

                                      (4)   For purposes of this Section III.B, the term
                                            "AUTHORIZED PARTY" shall mean collectively,
                                            the official committee of unsecured creditors
                                            of NRG in the Chapter 11 Cases (the
                                            "CREDITORS' COMMITTEE") and the Global
                                            Steering Committee. The Creditors' Committee
                                            or the Global Steering Committee acting
                                            without the other shall not be an Authorized
                                            Party.

                                      (5)   In addition to the foregoing, in the event
                                            that on the Xcel Payment Date the Xcel Notes
                                            have not retained at least the 4/1/03 Ratings
                                            for a period of at least 120 consecutive days
                                            through and including the date payment of the
                                            Third Installment is due, then the Third
                                            Installment shall be extended to the later of
                                            June 30, 2004 and sixty days after the Xcel
                                            Payment Date.

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
   C. Xcel Shares Option:             No later than five business days after the date on
                                      which the Confirmation Order is entered on the
                                      docket of the Bankruptcy Court, Xcel shall issue a
                                      press release stating whether Xcel has elected to
                                      make any or all of the Second Installment in XEL
                                      Stock and the portion, if any, of the Second
                                      Installment that will be paid in XEL Stock (the
                                      "XCEL SHARES OPTION"). To the extent that Xcel
                                      chooses the Xcel Shares Option, Xcel shall make such
                                      portion of the Second Installment in XEL Stock,
                                      pursuant to an effective registration statement. The
                                      number of shares of XEL Stock that Xcel shall be
                                      required to deliver shall be the nearest whole
                                      number of shares equal to (x) the amount of the
                                      Second Installment made in XEL stock divided by (y)
                                      the average closing price for XEL Stock for the last
                                      ten full trading days through and including the
                                      business day prior to the date the Second
                                      Installment is due.

   D. Mechanics of Separate           The Separate Bank Settlement Payment shall be in
   Bank Settlement Payment:           exchange for the release of 100% of the Separate
                                      Bank Claims and shall be payable entirely in cash.
                                      The Confirmation Order shall expressly provide that
                                      when the Separate Bank Settlement Payment is made,
                                      the Separate Bank Claims shall be fully released as
                                      to all Released Parties as of the Effective Date.

   E. Xcel Released Causes            The component of the Xcel Contribution comprised of
   of Action:                         the Xcel Released Causes of Action shall be
                                      delivered and effective as of the Effective Date.

IV.   NRG RELEASED CAUSES OF ACTION

   A. Included Claims:                The "All Other Claims" component of the NRG Released
                                      Causes of Action shall include:

                                      (1)   any claim that is property of any NRG
                                            Entities' estate pursuant to section 541 of
                                            the Bankruptcy Code or otherwise;

                                      (2)   any preference, fraudulent conveyance and
                                            other actions under sections 510, 544, 545,
                                            547, 548, 549, 550 or 553 of the Bankruptcy
                                            Code or any state law equivalents;

                                      (3)   any claims arising out of illegal dividends or
                                            similar theories of liability;

                                      (4)   any claims asserting veil piercing, alter ego
                                            liability or any similar theory;

                                      (5)   any claims based upon unjust enrichment;

                                      (6)   any claims for breach of fiduciary duty;

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
                                      (7)   any claims for fraud, misrepresentation or any
                                            state or federal securities law violations;

                                      (8)   any claim that NRG or any NRG Subsidiary may
                                            have as a result of having been a member of
                                            the Xcel affiliated tax group or a signatory
                                            to an Xcel tax sharing agreement; and

                                      (9)   except as described in Section IV.B, all other
                                            claims, obligations, suits, judgments,
                                            damages, demands, debts, rights, causes of
                                            action and liabilities against the Released
                                            Parties as of the Effective Date whether or
                                            not liquidated or unliquidated, fixed or
                                            contingent, matured or unmatured, known or
                                            unknown, foreseen or unforeseen, then existing
                                            or thereafter arising, in law or in equity.

   B. Excluded Claims:                The "All Other Claims" component of the NRG Released
                                      Causes of Action shall not include:

                                      (1)   any obligations relating to Xcel's payment and
                                            performance of the Xcel Contribution and the
                                            other benefits to be provided by Xcel as
                                            described in this Term Sheet;

                                      (2)   any obligations relating to a "transitional
                                            services agreement" of the type described in
                                            Section VI.E;

                                      (3)   any post-Effective Date obligations relating
                                            to the "employee matters agreement" of the
                                            type described in Section VI.F;

                                      (4)   any obligations of the Released Parties under
                                            the agreements set forth on in SCHEDULE VI.I;
                                            or

                                      (5)   the Separate Bank Claims.

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V.    ADDITIONAL ISSUES REGARDING THE XCEL CONTRIBUTION AND THE SEPARATE BANK
      SETTLEMENT PAYMENT

      A. Classification of            (1)   The NRG Plan will classify all allowed
      Noteholder Group,                     impaired unsecured claims against NRG (other
      Bank Group:                           than convenience claims) into one pari passu
                                            class (the "UNSECURED CREDITOR CLASS"). This
                                            class will include, without limitation, all
                                            unsecured creditors holding funded debt claims
                                            against NRG (including the debenture portion
                                            of the NRZ Equity Units), all recourse claims
                                            against NRG of creditors of the NRG
                                            Subsidiaries and other general unsecured
                                            claims against NRG such as rejection claims,
                                            trade claims, etc.

                                      (2)   All Noteholder claims, all Bank Group claims,
                                            including claims under the Lender Facilities,
                                            and all Bank project lender recourse claims
                                            against NRG (excluding, in each case,
                                            postpetition interest, letter of credit fees
                                            and other similar postpetition charges not
                                            generally allowable under the Bankruptcy
                                            Code), will be allowed in full in accordance
                                            with the terms of the applicable documents
                                            that give rise to such claims, without
                                            defense, offset, counterclaim, reduction,
                                            subordination or recharacterization. The
                                            Parties reserve all rights as to (i) the
                                            proper calculation of the amount of any such
                                            claims in accordance with the relevant
                                            documentation for such claims and (ii) solely
                                            in connection therewith, the proper
                                            interpretation of all such documents. The
                                            Parties will use their commercially reasonable
                                            efforts to resolve any issues (if any)
                                            concerning such matters either consensually or
                                            judicially prior to the commencement of the
                                            hearing on the Disclosure Statement for the
                                            NRG Plan.

      B. Allocation of                The Support Agreement Amount shall be paid to NRG
      Support Agreement               and available pro rata to all allowed claims in the
      Amount:                         Unsecured Creditor Class (which claims, as to
                                      members of the Separate Bank Settlement Group, shall
                                      not be reduced by receipt of the Separate Bank
                                      Settlement Payment); provided, however, that the NRG
                                      Plan shall provide which portion, if any, of the
                                      Support Agreement Amount shall be retained by NRG to
                                      the extent necessary to provide working capital for
                                      its business.

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
      C. Timing and                   (1)   In addition to the general releases set forth
      Allocation of Release-                in the NRG Plan as described in Section VI.A,
      Based Amount:                         the relevant ballots distributed in connection
                                            with the NRG Plan to the creditors of NRG will
                                            have an election (the "RELEASE ELECTION"), in
                                            form and substance satisfactory to Xcel, by
                                            which each creditor of NRG can expressly elect
                                            to release, in such creditor's capacity both
                                            as a creditor of NRG and (if applicable) as a
                                            creditor of any NRG Subsidiary, the Released
                                            Parties from all NRG Released Causes of Action
                                            by checking an appropriate box on such ballot,
                                            subject to such creditor's receipt of its pro
                                            rata share of the Release-Based Amount. The
                                            Released-Based Amount shall be distributable
                                            pro rata to all allowed claims in the
                                            Unsecured Creditor Class (which claims, as to
                                            members of the Separate Bank Settlement Group,
                                            shall not be reduced by receipt of the
                                            Separate Bank Settlement Payment), provided
                                            that creditors not checking the box would not
                                            receive their pro rata portion of the
                                            Release-Based Amount; instead, the aggregate
                                            share of the Release-Based Amount of those who
                                            did not check the box which otherwise would
                                            have been payable to all such creditors (if
                                            they had checked the box) will be credited
                                            against and deducted from the Xcel
                                            Contribution in inverse order of maturity.

                                      (2)   The Release-Based Amounts so credited or
                                            deducted will be based upon the maximum amount
                                            for which such claim(s) could be allowed. In
                                            the event such claim(s) are allowed by a Final
                                            Order in an amount less than the maximum
                                            amount, the Release-Based Amount withheld on
                                            account of the difference between the maximum
                                            amount and allowed amount, to the extent an
                                            Xcel Contribution payment has been reduced by
                                            such credit or deduction, will be distributed
                                            ratably to creditors entitled to the
                                            Release-Based Amount. A party with a claim
                                            against NRG and an NRG Subsidiary as of the
                                            Petition Date and who agrees to eliminate such
                                            claim against NRG as result of separate
                                            consideration from an NRG Subsidiary shall be
                                            deemed to have retained its original claim
                                            against NRG solely for purposes of the
                                            Released-Based Amount unless such creditor's
                                            claim against the NRG Subsidiary is unimpaired
                                            or such creditor agrees to release all of its
                                            NRG Causes of Action against the Released
                                            Parties as part of the elimination of its
                                            claim against NRG. In connection with the NRG
                                            Plan, NRG, Xcel, the Creditors' Committee, the
                                            Global Steering Committee and the Noteholder
                                            Group shall enter into an agreement specifying
                                            the details as to how to calculate the
                                            Released-Based Amount payable by Xcel to NRG
                                            at any time based upon, among other things,
                                            the creditors who make the Release Election,
                                            the creditors who do not make the Release
                                            Election, the allowance and/or estimation of
                                            claims and other factors (the "RELEASED-BASED
                                            AMOUNT AGREEMENT").

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
      D. Timing and                   (1)   Provided that 100% of the Separate Bank
      Allocation of Separate                Settlement Group members have executed and
      Bank Settlement                       delivered a Separate Bank Settlement Release
      Payment:                              to Xcel, the Separate Bank Settlement Payment
                                            shall be paid in cash simultaneously with the
                                            payment of the Initial Contribution and shall
                                            be allocated solely to the Separate Bank
                                            Settlement Group.

                                      (2)   In addition to the general releases set forth
                                            in the Plan as described in Section VI.A and
                                            the Release Election described in Section
                                            V.C., release forms (the "SEPARATE BANK
                                            SETTLEMENT RELEASES") will be distributed to
                                            the members of the Separate Bank Settlement
                                            Class. The Separate Bank Settlement Releases
                                            will not call for a vote on the NRG Plan, as
                                            the Separate Bank Claims are only against the
                                            Released Parties, not the NRG Entities. The
                                            Separate Bank Settlement Releases will be in
                                            form and substance satisfactory to Xcel and
                                            the Bank Group, will be a condition to the
                                            occurrence of the Effective Date and will
                                            permit each member of the Separate Bank
                                            Settlement Group to expressly elect to release
                                            the Released Parties from all Separate Bank
                                            Claims by signing and returning the Separate
                                            Bank Settlement Release to Xcel. In exchange
                                            for 100% of the members of the Separate Bank
                                            Settlement Group signing and returning the
                                            Separate Bank Settlement Release, such members
                                            would receive their share (as determined by
                                            and among the members of the Separate Bank
                                            Settlement Group) of the Separate Bank
                                            Settlement Payment.

VI.   OTHER XCEL-RELATED PLAN AND CONFIRMATION ORDER PROVISIONS

      A. General Release of           The NRG Plan would provide that NRG, each of the NRG
      NRG Released Causes             Subsidiaries and, to the maximum extent permitted by
      of Action:                      law, each impaired creditor of the NRG Entities
                                      would be deemed to have released the Released
                                      Parties as of the Effective Date from all NRG
                                      Released Causes of Action, whether or not, in the
                                      case of a creditor, such creditor has voted for or
                                      against, or has not voted with respect to, the NRG
                                      Plan and whether or not such creditor has objected
                                      to the NRG Plan or the release of its NRG Released
                                      Causes of Action against the Released Parties
                                      pursuant to the NRG Plan.

      B. Tax Issues:                  (A) For federal income tax purposes, Xcel shall
                                      claim a worthless stock deduction for its NRG stock
                                      for the year in which the NRG Plan becomes effective
                                      (the "LOSS YEAR"). Xcel shall not claim a worthless
                                      stock deduction for any year before the Loss Year.
                                      "XCEL TAX BENEFIT" means the reduction in federal
                                      income tax liability of Xcel, any affiliate and the
                                      Xcel consolidated group, as the case may be,
                                      attributable to the worthless stock deduction,
                                      including without limitation the amount of any cash

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
                                      refund of taxes (including any interest paid
                                      thereon) to be generated by the carryback of such
                                      deduction in whole or in part to any taxable year
                                      prior to the Loss Year (the "CASH REFUND") and the
                                      reduction of any estimated payments of federal
                                      income tax liability in the Loss Year or any
                                      subsequent year, which reduction may be made (or not
                                      made) by Xcel in its sole discretion.

                                      The NRG Plan and the Confirmation Order would
                                      provide that:

                                      The Xcel Tax Benefit would be the sole and exclusive
                                      property of Xcel, and the NRG Entities and any party
                                      claiming by or through them would release any right
                                      or interest that they might otherwise have in the
                                      Xcel Tax Benefit as part of the NRG Plan; and

                                      NRG and its direct and indirect subsidiaries would
                                      not be (A) reconsolidated with Xcel or any of its
                                      other affiliates for tax purposes at any time after
                                      their June 2002 re-affiliation or (b) treated as a
                                      party to or otherwise entitled to the benefits of
                                      any tax sharing agreement with Xcel.

                                      (B) From the Petition Date through and including the
                                      Effective Date, NRG shall neither cause nor permit
                                      to be made any distribution from an NRG subsidiary
                                      to the extent that (1) the distribution would be
                                      treated as a dividend for federal income tax
                                      purposes and (2) the distribution or portion thereof
                                      so treated, alone or in combination with any other
                                      distribution during that period, to the extent so
                                      treated, would exceed $x. For purposes of this
                                      limitation, "x" shall be based on (and be less than)
                                      the excess of NRG's aggregate gross receipts over
                                      its aggregate receipts from the passive income
                                      sources listed in section 165(g)(3)(B) of the
                                      Internal Revenue Code and shall be determined by
                                      Xcel and communicated to NRG as quickly as
                                      practicable after completion of the remaining due
                                      diligence on the "gross receipts" test set forth in
                                      that section.

      C. Injunctions                  The Confirmation Order shall:

                                      (1)   (A) contain a finding that certain NRG
                                            Released Causes of Action to be specified by
                                            Xcel (including all veil piercing, alter ego
                                            and similar claims and Support Agreement
                                            Claims) are, to the maximum extent permitted
                                            by law, the exclusive property of the NRG
                                            Entities, as debtors-in-possession, pursuant
                                            to section 541 of the Bankruptcy Code, (B)
                                            contain a ruling that all NRG Released Causes
                                            of Action and all Separate Bank Claims against
                                            the Released Parties are fully settled and
                                            released under the NRG Plan, (C) contain a
                                            ruling that the Separate Bank Settlement

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
                                            Payment is not property of NRG's chapter 11
                                            estate and (D) permanently enjoin any creditor
                                            of any of the NRG Entities from pursuing any
                                            NRG Released Causes of Action or any Separate
                                            Bank Claims against any of the Released
                                            Parties; and

                                      (2)   permanently enjoin any person or entity that
                                            holds, has held or may hold a claim or cause
                                            of action released under the NRG Plan from
                                            taking any of the following actions on account
                                            of any NRG Released Causes of Action or the
                                            Separate Bank Claims: (A) commencing or
                                            continuing in any manner any action or other
                                            proceeding; (B) enforcing, attaching,
                                            collecting or recovering in any manner any
                                            judgment, award, decree or order; (C)
                                            creating, perfecting or enforcing any lien or
                                            encumbrance, (D) asserting any setoff, right
                                            of subrogation or recoupment of any kind
                                            against any debt, liability or obligation due
                                            to any released person or entity; and (E)
                                            commencing or continuing any action in any
                                            manner, in any place, that does not comply
                                            with or is inconsistent with the provisions of
                                            the NRG Plan.

                                      (3)   Notwithstanding anything herein to the
                                            contrary, if 100% of the members of the
                                            Separate Bank Settlement Group do not sign the
                                            Separate Bank Settlement Release or the
                                            Separate Bank Settlement Payment is not made
                                            in accordance with the terms herein, the
                                            Separate Bank Claims shall not be released,
                                            discharged or otherwise impaired in any way by
                                            the NRG Plan, the Confirmation Order or any
                                            other order in the Chapter 11 Cases.

      D. Certain Obligations          On the Effective Date, all Xcel guarantees, equity
      and Arrangements:               contribution obligations, indemnification
                                      obligations, arrangements whereby Xcel has posted
                                      cash collateral and all other credit support
                                      obligations with respect to NRG or any NRG
                                      Subsidiary, in each case set forth on SCHEDULE VI.D
                                      hereto or such additional items added to Schedule
                                      VI.D. by Xcel by the NRG bar date not to exceed in
                                      the aggregate $5 million of face amount for such
                                      added items (collectively, the "GUARANTEES"), shall
                                      be terminated (with Xcel having no further liability
                                      for such obligations or arrangements) and all such
                                      cash collateral shall be returned to Xcel on the
                                      Effective Date, except that NRG shall cooperate with
                                      Xcel and support the return to Xcel of the $11.5
                                      million of cash collateral posted by Xcel for the
                                      Mid-Atlantic project at the earliest practical date
                                      after the current expiration of the relevant
                                      Mid-Atlantic agreement in July of 2003. NRG and the
                                      NRG Subsidiaries shall be solely responsible for
                                      renewing, administering and paying for their own
                                      insurance policies starting with insurance policies
                                      relating to property and other coverages

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
                                      expiring as of June, 2003, and insurance policies
                                      covering director and officer liabilities (the "D&O
                                      POLICY") expiring on August 18, 2003 (the "D&O
                                      EXPIRATION DATE"); provided, however, that Xcel
                                      shall (1) not cancel the D&O Policy before the D&O
                                      Expiration Date, (2) reasonably cooperate with NRG's
                                      past or current officers and directors who may be
                                      entitled to coverage under the D&O Policy to allow
                                      them to administer their claims and (3) if available
                                      and at the sole cost of NRG, and after receiving
                                      sufficient funds from NRG, at NRG's request purchase
                                      customary tail coverage for NRG's officers and
                                      non-Xcel directors in office on the day prior to the
                                      Petition Date and who are entitled to coverage under
                                      the D&O Policy.

      E. Transitional                 The NRG Plan would, if desired by NRG, incorporate a
      Services Agreement:             transitional services agreement pursuant to which
                                      Xcel would provide NRG specified administrative
                                      services for a specified reasonable agreed period
                                      after the Effective Date, as requested by NRG, and
                                      would receive compensation therefor at the cost to
                                      Xcel of goods provided or the fair value of services
                                      provided.

      F. Employee Matters             The NRG Plan would approve an employee matters
      Agreement:                      agreement pursuant to which various obligations with
                                      respect to employees and benefit plans would be
                                      allocated between Xcel and NRG as set forth in
                                      SCHEDULE VI.F hereto as of the Effective Date.

      G. Tax Matters                  Effective as of the Effective Date, Xcel and NRG
      Agreement and Control           shall enter into a tax matters agreement that
      Group Indemnity:                addresses liability for any unpaid taxes of NRG and
                                      Xcel for periods during which NRG and Xcel were part
                                      of the same consolidated, combined or unitary tax
                                      group, entitlement to any tax refunds for such
                                      periods, the control of contests for such periods,
                                      cooperation with respect to audits and such other
                                      matters as would be customary in a tax matters
                                      agreement between similarly-situated corporations.
                                      In addition, Xcel and NRG shall use their
                                      commercially reasonable efforts to negotiate and
                                      execute on the Effective Date an agreement
                                      satisfactory to the Parties whereby Xcel and NRG (on
                                      behalf of itself and the NRG Subsidiaries) shall
                                      separately indemnify each other on and as of the
                                      Effective Date for any actions taken by the
                                      indemnifying party through the Effective Date where
                                      the statutory liability imposed on the indemnified
                                      party is solely by reason of Xcel's direct or
                                      indirect ownership of NRG and the NRG Subsidiaries.

      H. NRZ Equity Units:            The Confirmation Order shall provide that the right
                                      and obligation of any holder of an NRZ Equity Unit
                                      to purchase common shares of Xcel was terminated as
                                      of the Petition Date.

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
      I. Other Xcel                   The NRG Plan would provide for assumption by NRG of
      Agreements:                     the agreements with Xcel described on SCHEDULE VI.I
                                      hereto. Agreements not on Schedule VI.I would be
                                      rejected.

VII.  OVERALL NRG PLAN CLASSIFICATION AND TREATMENT OF CLAIMS

                            TYPE OF
  CLASS                  CLAIM/INTEREST                             TREATMENT                               VOTING RIGHTS
  -----                  --------------                             ---------                               -------------
Class 1           Unsecured Priority Claims   Unimpaired. Each holder of a Class 1 Claim will             Not entitled to
                                              receive cash in an amount equal to the allowed amount       vote. Deemed to
                                              of their claim.                                             accept.

Class 2           Convenience Claims          Unimpaired. Each holder of an allowed claim in              Not entitled to
                                              Class 2 will receive cash equal to the amount of such       vote. Deemed to
                                              Claim against such Debtor (as reduced, if applicable,       accept.
                                              pursuant to an election by the holder thereof in
                                              accordance with Section 3.4 of the NRG Plan).

CLASS 3           Secured Claims against      Impaired. [AT THE DEBTORS' OPTION], the Debtors shall       Entitled to vote
                  Noncontinuing Debtor        distribute to each holder of a secured claim
                  Subsidiaries                classified in Class 3 (a) the collateral securing
                                              such allowed secured Claim, (b) cash in an amount
                                              equal to the proceeds actually realized from the
                                              sale, pursuant to section 363(b) of the Bankruptcy
                                              Code, of any collateral securing such allowed secured
                                              claim, less the actual costs and expenses of
                                              disposing of such collateral, or (c) such other
                                              treatment as may be agreed upon by the Debtors and
                                              the holder of such allowed secured claim, on the
                                              later of (i) the Effective Date and (ii) the
                                              fifteenth business day of the first month following
                                              the month in which such claim becomes an allowed
                                              secured claim, or as soon after such dates as is
                                              practicable. Each holder of an allowed claim in
                                              Class 3 shall retain the liens securing such claim as
                                              of the confirmation date until the Debtors shall have
                                              made the distribution to such holder provided for in
                                              Article IV of the NRG Plan.

Class 4           Intentionally Omitted

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
                            TYPE OF
  CLASS                  CLAIM/INTEREST                             TREATMENT                                 VOTING RIGHTS
  -----                  --------------                             ---------                                 -------------
Class 5           Miscellaneous Secured       Impaired. [AT THE DEBTORS' OPTION,] the Debtors shall          Entitled to vote
                  Claims                      distribute to each holder of an allowed miscellaneous
                                              secured claim (a) the collateral securing such allowed
                                              secured claim, (b) cash in an amount equal to the proceeds actually realized from the sale, pursuant to section 363(b)
                                              of the Bankruptcy Code, of any collateral securing such
                                              allowed secured claim, less the actual costs and expenses of disposing of such collateral, or (c) such other treatment as may be agreed upon by the Debtors and the holder of an
                                              allowed miscellaneous secured claim, on the later of (i) the
                                              Effective Date and (ii) the fifteenth business day of the
                                              first month following the month in which such claim becomes an allowed secured claim, or as soon after such dates as is practicable. Each holder of an allowed claim in Class 5
                                              shall retain the Liens securing such claim as of the
                                              confirmation date until the Debtors shall have made the
                                              distribution to such holder provided for in Article IV of
                                              the NRG Plan.

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
                            TYPE OF
  CLASS                  CLAIM/INTEREST                             TREATMENT                               VOTING RIGHTS
  -----                  --------------                             ---------                               -------------
Class 6           NRG Unsecured Claims,        Impaired. Except as otherwise provided in the NRG           Entitled to vote
                  including NRG Rejected       Plan with respect to certain letter of credit claims,
                  Guaranty Claims              each holder of an allowed claim in Class 6 will
                                               receive its pro rata share of (a) on the Effective
                                               Date, the New NRG Notes, (b) on the Effective
                                               Date, 100,000,000 shares of New NRG Common Stock,
                                               subject to dilution by the Management Incentive Plan
                                               as set forth in Section IX.J of this Term Sheet, and
                                               (c) on the date of the Third Installment (or as soon
                                               thereafter as practical), cash in an amount not less
                                               than the Release-Based Amount; and provided further
                                               that the Cash distributable to holders of allowed
                                               claims in Class 6 represents a pro rata share of the
                                               Released-Based Amount, as set forth and described in
                                               Section III.A of this Term Sheet and each holder of
                                               an Allowed Claim classified in Class 6 shall receive
                                               its pro rata share of such cash only if such holder
                                               elects (by checking the appropriate box on its
                                               Ballot) to grant the releases described in Section
                                               III.A of this Term Sheet.

Class 7           PMI Unsecured Claims         Impaired.  On the Effective Date, each holder of an         Entitled to vote
                                               allowed Class 7 claim will receive its pro rata share
                                               of New NRG Notes and shares of New NRG Common Stock
                                               allocated to Class 7 from Class 6.

Class 8           Unsecured Noncontinuing      Impaired.  Each holder of an allowed Class 8 claim          Not entitled to
                  Debtor Subsidiary Claims     shall receive no distribution under the NRG Plan on         vote. Deemed to
                                               account of such Class 8 Claims.                             reject.

Class 9           NRG Intercompany Claims      To be discussed.                                            To be discussed.

Class 10          Intentionally Omitted

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
                            TYPE OF
  CLASS                  CLAIM/INTEREST                             TREATMENT                              VOTING RIGHTS
  -----                  --------------                             ---------                              -------------
Class 11          NRG Old Common Stock         Impaired. No property will be distributed to or            Not entitled to
                                               retained by the holders of allowed equity Interests        vote. Deemed to
                                               in Class 11. On the Effective Date, each and every         reject.
                                               equity interest in Class 11 shall be cancelled and
                                               discharged and the holders of Class 11 equity
                                               interests shall receive no distribution under the NRG
                                               Plan on account of such equity interests.

Class 12          PMI Common Stock             Unimpaired. NRG shall retain its 100% ownership            Not entitled to
                                               interest in PMI.                                           vote. Deemed to
                                                                                                          accept.

Class 13          Securities Litigation        Impaired. Each and every claim in Class 13 shall be        Not entitled to
                  Claims                       cancelled and discharged and the holders of Class 13       vote. Deemed to
                                               claims shall receive no distribution under the NRG         reject.
                                               Plan on account of such claims.

Class 14          Noncontinuing Debtor         Impaired. Each and every equity interest in Class 14       Not entitled to
                  Subsidiary Common Stock      shall be cancelled and discharged and the holders of       vote. Deemed to
                                               Class 14 equity interests shall receive no                 reject.
                                               distribution under the NRG Plan on account of such
                                               equity interests.

VIII. DETAILS OF CLASS 6 DISTRIBUTIONS

       A. THE "New NRG Notes":        THE NEW NRG SENIOR NOTES SHALL (I) BE IN AN INITIAL
                                      PRINCIPAL AMOUNT OF $500,000,000.00; (II) AT THE
                                      OPTION OF REORGANIZED NRG EITHER (A) ACCRUE INTEREST
                                      COMMENCING ON THE EFFECTIVE DATE PAYABLE
                                      SEMIANNUALLY IN CASH AT A RATE OF 10% PER ANNUM, OR
                                      (B) ACCRUE INTEREST AT A RATE OF 12% PER ANNUM
                                      PAYABLE IN KIND; PROVIDED, HOWEVER, THAT ANY
                                      INTEREST PAID IN KIND SHALL BE PAID IN CASH UPON THE
                                      EARLIER OF THE FIFTH ANNIVERSARY OF THE EFFECTIVE
                                      DATE OR THE MATURITY DATE OF THE NEW NRG NOTES; AND
                                      (III) MATURE ON THE SEVENTH ANNIVERSARY OF THE
                                      EFFECTIVE DATE. THE NEW NRG NOTES WILL BE ISSUED
                                      UNDER A NEW INDENTURE IN A FORM CONTAINED IN THE NRG
                                      PLAN SUPPLEMENT.

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
       B. THE "New NRG                (1)   THE NEW NRG COMMON STOCK WOULD BE REGISTERED
       Common Stock":                       UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                            PURSUANT TO AN EFFECTIVE REGISTRATION
                                            STATEMENT OR, IF APPLICABLE, PURSUANT TO
                                            BANKRUPTCY CODE SS.1145, AND NRG WOULD USE ITS
                                            BEST EFFORTS TO OBTAIN NASDAQ LISTING.

                                      (2)   REGISTRATION RIGHTS AGREEMENT FOR A PERCENTAGE
                                            OF NEW NRG COMMON STOCK TO BE AGREED UPON BY
                                            THE PARTIES AND SUBJECT TO CUSTOMARY BLACKOUT
                                            PERIODS.

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
       C. THE "NRG Cash               [Formula [Open] for determining amount of NRG cash
       AMOUNT":                       (i.e., not including any Xcel Contribution) to be
                                      distributed to Class 6, including relationship to
                                      Exit Financing]

IX.    MISCELLANEOUS

       A. Intercompany Claims:        (1)   As part of the settlement with Xcel, any pre-
                                            or postpetition claims of Xcel against any of
                                            the NRG Entities arising from the provision of
                                            intercompany goods or services to any of the
                                            NRG Subsidiaries or from payment by Xcel under
                                            any Guaranty shall paid in full in cash by NRG
                                            in the ordinary course (including payment
                                            during the Chapter 11 Cases) in the
                                            appropriate amount based on the underlying
                                            contracts or agreements between the parties
                                            (including all agreements listed on Schedule
                                            VI.I), without any subordination or
                                            recharacterization of such claims, except that
                                            the claims which are to be paid in full in the
                                            ordinary course during the Chapter 11 Cases
                                            shall not include claims of Xcel arising under
                                            the Guarantees listed in Schedule VI.D but
                                            shall include any claims of Xcel related to
                                            RDF, Thermal and NSP-Minnesota.
                                            Notwithstanding the foregoing, (A) all claims
                                            arising or accruing on or prior to January 31,
                                            2003 for the provision of intercompany goods
                                            or services under the Xcel/NRG administrative
                                            Services Agreement dated June, 2002 (the
                                            "ASA") and all claims for amounts paid by Xcel
                                            on or prior to January 31, 2003 under any
                                            Guaranty (collectively, the "SETTLED CLAIMS")
                                            shall not be paid until the Effective Date, at
                                            which time Xcel shall receive, on account of
                                            and in full and final settlement of such
                                            claims, an unsecured, 2.5 year non amortizing
                                            promissory note of NRG in the principal amount
                                            of $10 million bearing interest at the per
                                            annum rate of 3%; and (B) after January 31,
                                            2003 NRG shall only be responsible for amounts
                                            billed under the ASA related to corporate
                                            insurance obtained for the benefit of NRG and
                                            other services requested by NRG (collectively,
                                            the "REIMBURSABLE CLAIMS"). A comprehensive
                                            schedule of the types of all existing
                                            intercompany claims is set forth on Schedule
                                            IX.A hereto. NRG agrees that it shall not
                                            order services from Xcel under the ASA or
                                            otherwise inconsistent with the provisions of
                                            this Term Sheet.

                                      (2)   NRG shall not take any action, or fail to take
                                            any action, which would increase the
                                            likelihood that Xcel will be required to make
                                            any payment on any Guaranty during the Chapter
                                            11 Cases.

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
                                      (3)   To the extent, if any, that intercompany
                                            claims of Xcel (other than Settled Claims and
                                            other than claims under the ASA which are not
                                            Reimbursable Claims, but including claims for
                                            reimbursement of payments made by Xcel under
                                            Guarantees) are unpaid as of the Effective
                                            Date, such amounts shall be paid in full in
                                            cash on the Effective Date by the relevant NRG
                                            Entity under the NRG Plan without any
                                            subordination or recharacterization of such
                                            claims.

                                      (4)   The provisions of this Section IX.A shall not
                                            apply to any tax sharing agreement. All tax
                                            sharing agreements, to the extent otherwise
                                            binding on Xcel and NRG, shall terminate
                                            (without any residual or ongoing liability of
                                            either party to the other) as of the Effective
                                            Date for all taxable periods, past, present
                                            and future. On and after the Effective Date,
                                            tax matters shall be governed exclusively by
                                            the tax matters agreement referred to in
                                            Section VI.G above.

                                      (5)   A schedule of the types of existing
                                            intercompany claims is set forth on SCHEDULE
                                            IX.A hereto. Except as provided in the
                                            foregoing paragraphs in this Section IX.A, no
                                            intercompany claims between NRG and Xcel shall
                                            be paid.

       B. Solicitation;               As discussed in the introductory language to this
       Fiduciary Duties:              Term Sheet and in the PSA, notwithstanding anything
                                      herein to the contrary, each Party expressly
                                      acknowledges and agrees that the Parties do not
                                      desire and do not intend in any way to derogate from
                                      or diminish the solicitation requirements of
                                      applicable securities and bankruptcy law, the
                                      fiduciary duties of the NRG Entities as debtors in
                                      possession, the fiduciary duties of any Noteholder
                                      or member of the Bank Group that is appointed to the
                                      Creditors' Committee or the role of any state or
                                      federal agencies with regulatory authority
                                      concerning Xcel or any of the NRG Entities.

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
       C. BOARD OF DIRECTORS          (A) XCEL HAS INFORMED THE PARTIES THAT THE NRG BOARD
       AND MANAGEMENT:                OF DIRECTORS IMMEDIATELY AFTER THE TIME OF THE ORDER
                                      FOR RELIEF IN THE CHAPTER 11 CASES SHALL BE:

                                      (1)   SCOTT DAVIDO, WHO SHALL ALSO BE CHAIRMAN OF
                                            THE BOARD;

                                      (2)   ERSHEL C. REDD, JR.; AND

                                      (3)   LEONARD LOBIONDO, WHO SHALL ALSO BE CRO OF
                                            NRG.

                                      (B) THE BOARD OF DIRECTORS OF REORGANIZED NRG WILL
                                      BE STAGGERED AND WILL CONSIST OF:

                                      (1)   SIX DIRECTORS DESIGNATED BY THE NOTEHOLDER
                                            GROUP;

                                      (2)   FOUR DIRECTORS DESIGNATED BY THE MEMBERS OF
                                            THE BANK GROUP; AND

                                      (3)   THE POST-REORGANIZATION CEO.

                                      IN ADDITION, THERE WILL BE A COMMITTEE CONSISTING OF
                                      TWO DESIGNEES OF THE NOTEHOLDER GROUP AND TWO
                                      DESIGNEES OF THE GLOBAL STEERING COMMITTEE. SUCH
                                      COMMITTEE, BY MAJORITY VOTE, SHALL BE SATISFIED AS
                                      OF THE EFFECTIVE DATE WITH THE PERSONS DESIGNATED TO
                                      SERVE AS CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                                      OFFICER OF REORGANIZED NRG, AS WELL AS THE
                                      EMPLOYMENT TERMS FOR SUCH PERSONS.

       D. CHARTER/BYLAWS:             OTHER GOVERNANCE MATTERS (E.G., CHARTER AND BYLAWS)
                                      OF REORGANIZED NRG TO BE DISCUSSED IN GOOD FAITH.

       E. OTHER RELEASES:             IN ADDITION TO THE RELEASES DESCRIBED IN SECTIONS
                                      V.C, AND VI.A ABOVE, THE NRG PLAN SHALL CONTAIN
                                      CUSTOMARY RELEASES FOR DIRECTORS, OFFICERS, PRE AND
                                      POST PETITION COMMITTEES, PROFESSIONALS, XCEL, NRG,
                                      ETC.

       F. OTHER INJUNCTIONS:          IN ADDITION TO THE INJUNCTIONS DESCRIBED IN SECTION
                                      VI.C ABOVE, THE NRG PLAN SHALL CONTAIN OTHER
                                      CUSTOMARY CHAPTER 11 INJUNCTIONS.

       G. INDEMNIFICATION:            THE NRG PLAN SHALL CONTAIN CUSTOMARY INDEMNIFICATION
                                      PROVISIONS FOR DIRECTORS, OFFICERS, PRE AND POST
                                      PETITION COMMITTEES, PROFESSIONALS, XCEL, NRG, ETC.

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
       H. DUTCH AUCTION               THE NRG PLAN WILL INCORPORATE VOLUNTARY DEBT/EQUITY
       PROVISIONS:                    REALLOCATION PROCEDURES AS MORE FULLY
                                      DESCRIBED IN THE NRG PLAN.

       I. SETTLEMENTS WITH            NRG AND THE APPLICABLE DEBTOR INTEND TO SEEK FROM
       HOLDERS OF PROJECT-LEVEL       PROJECT-LEVEL SECURED LENDERS, ON A
       SECURED DEBT AND FUNDING OF    PROJECT-BY-PROJECT BASIS, A CONSENSUAL RESTRUCTURING
       FINCO PROJECTS:                OR DISCHARGE OF SUCH DEBT. NRG IS CONTINUING TO
                                      EVALUATE WHAT ADDITIONAL MODIFICATIONS, IF ANY, ARE
                                      APPROPRIATE.

                                      IN THE INTERIM, DURING THE PENDENCY OF THE CHAPTER
                                      11 CASES, NRG SHALL FUND THE "NRG FINCO" PROJECTS
                                      PURSUANT TO THE NRG SUBSIDIARY TERM SHEET ATTACHED
                                      AS Schedule IX.I HERETO.

       J. MANAGEMENT                  THE NRG PLAN WILL INCLUDE A MANAGEMENT INCENTIVE PLAN
       INCENTIVE PLAN:                TO BE DETERMINED.

       K. DISPUTED CLAIMS:            (1)   CUSTOMARY NRG INTEREST-BEARING RESERVE PENDING
                                            RESOLUTION OF DISPUTED CLAIMS; AND

                                      (2)   AN INTEREST-BEARING RESERVE FOR XCEL'S
                                            RELEASE-BASED AMOUNT FOR DISPUTED CLAIMS AS
                                            DESCRIBED IN SECTION V.C ABOVE.

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS

                                  SCHEDULE II.H

                       SEPARATE BANK SETTLEMENT GROUP(1)

The banks and other financial institutions from time to time parties to (a) the $1,000,000,000 364-Day Revolving Credit Agreement, dated as of March 8, 2002, between NRG Energy, Inc., as Borrower, and ABN AMRO Bank N.V., as Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified;
(b) the $2,000,000,000 Credit Agreement, dated as of May 8, 2002, between NRG Finance Company I LLC, as Borrower, and Credit Suisse First Boston, as Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified; and (c) the $125,000,000 Standby Letter of Credit, dated as of November, 1999, between NRG Energy, Inc., as Borrower, and Australia and New Zealand Banking Group Limited, as Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified.


----------

(1) Allocation and mechanics (including concerning a reserve for undrawn ANZ Letters of Credit) as agreed to between the agents.

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS

                                  SCHEDULE VI.D
           (Certain Obligations and Arrangements Between Xcel and NRG)
                                   GUARANTEES

                                           Physical/                                               Date Guaranty Expires or
           Counterparty                    Financial        Commodity       Amount of Guaranty        Expired (NOTE "A")
           ------------                    ---------        ---------       ------------------     ------------------------
AEP Energy Services, Inc.                  FINANCIAL        ALL

American Electric Power Service Corp       FINANCIAL        ALL                $  7,000,000               12/31/2002

American Electric Power Service Corp       PHYSICAL         ELECTRIC

Aquila Merchant Services, Inc.             FINANCIAL        ALL

Aquila Merchant Services, Inc.             PHYSICAL         ELECTRIC           $ 10,000,000               10/12/2002

Aquila Merchant Services, Inc.             PHYSICAL         NAT GAS

Bank of America, N.A.                      FINANCIAL        ALL                $ 10,000,000                8/31/2003

Consolidated Edison Energy, Inc.           PHYSICAL         ELECTRIC           $ 10,000,000               12/31/2003

Constellation Power Source, Inc.           FINANCIAL        ALL                $ 15,000,000                7/31/2003

Constellation Power Source, Inc.           PHYSICAL         ELECTRIC

Duke Energy Trading & Marketing LLC        FINANCIAL        ALL

Duke Energy Trading & Marketing LLC        PHYSICAL         ELECTRIC           $ 15,000,000                5/24/2003

Duke Energy Trading & Marketing LLC        PHYSICAL         NAT GAS

El Paso Merchant Energy, L.P.              FINANCIAL        ALL

El Paso Merchant Energy, L.P.              PHYSICAL         ELECTRIC           $ 12,000,000                2/28/2002

El Paso Merchant Energy, L.P.              PHYSICAL         NAT GAS

Entergy-Koch Trading, LP                   FINANCIAL        ALL

Entergy-Koch Trading, LP                   PHYSICAL         ELECTRIC           $  8,500,000                3/31/2003

Entergy-Koch Trading, LP                   PHYSICAL         NAT GAS

Exelon Generation Company, LLC             FINANCIAL        ALL                $  7,000,000                3/31/2003

Exelon Generation Company, LLC             PHYSICAL         ELECTRIC

HQ Energy Services (U.S.) Inc.             (tolling agmt)   (tolling            Terminated,                  (n/a)
                                                            agmt)           Effective 11/30/02

J. Aron & Company                          FINANCIAL        ALL                $ 10,000,000                1/31/2004

Morgan Stanley Capital Group Inc.          FINANCIAL        ALL                $ 15,000,000                9/30/2003

Morgan Stanley Capital Group Inc.          PHYSICAL         ELECTRIC

PG&E Energy Trading - Gas Corporation      FINANCIAL        ALL                $  2,000,000               12/31/2002

PG&E Energy Trading - Gas Corporation      PHYSICAL         NAT GAS

PG&E Energy Trading - Power, L.P.          FINANCIAL        ALL                $  9,000,000               12/31/2002

PG&E Energy Trading - Power, L.P.          PHYSICAL         ELECTRIC

PJM Interconnection, LLC                   FINANCIAL        ALL                $ 17,000,000              $12M 4/30/03,
                                                                                                          $5M 7/31/03
PJM Interconnection, LLC                   PHYSICAL         ELECTRIC

Select Energy, Inc.                        FINANCIAL        ALL                $  3,000,000                8/31/2002

Select Energy, Inc.                        PHYSICAL         ELECTRIC

Sprague Energy Corp.                       FINANCIAL        ALL                $  4,000,000               11/30/2003

Sprague Energy Corp.                       PHYSICAL         NAT GAS

Williams Energy Marketing & Trading        FINANCIAL        ALL                 Terminated,                  (n/a)
                                                                            Effective 11/15/02
Williams Energy Marketing & Trading        PHYSICAL         ELECTRIC

Atlantic City Electric Company,
dba Conectiv                               FINANCIAL        ALL                $ 11,500,000                7/31/2003
(BGS Auction)

NEPOOL                                     PHYSICAL         ELECTRIC           $ 60,000,000               12/31/2003

Obligation total, for the counterparties from above                            $ 226,000,000

Obligation total above covered under Xcel guaranties or assignments            $ 226,000,000

NOTE "A":

Any transactions that were entered into with a CP on or before the expiration date of the guaranty will be covered through the duration of the trade(s) on an "evergreen" basis. Thus, for Aquila, El Paso, and PGET Power, all trade obligations of NRG were entered into prior to the expiration dates of those guaranties, even though the periods ultimately covered under those trade obligations are relatively far out into the future (to 12/03 for Aquila and PGET Power, to 12/06 for El Paso). The inclusion of a guaranty or other item on this
Schedule VI.D. which has expired shall not be deemed a statement that such guaranty or other item is otherwise effective or in force or effect.

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS


                                                 BONDS
                                                 -----
   BOND
  NUMBER                     PRINCIPAL                      AMOUNT                      DESCRIPTION
  ------                     ---------                      ------                     -----------
INDEMNIFIED BY XCEL ENERGY:

ST. PAUL BONDS
400SD3190             NRG Processing Solutions LLC       $   20,000.00       License Bond

400SF4076             NRG Energy Center Pittsburgh       $   75,000.00       Street Opening Bond

400SH7762             Meriden Gas Turbines, LLC          $  876,800.00       Subdivision Bond

400SH7763             Meridan Gas Turbines, LLC          $  768,490.00       Subdivision Bond

  Sub-Total St. Paul                                     $1,740,290.00

SAFECO BONDS

6161831               Xcel Energy, Inc.                  $   20,000.00       Solid Waste Facility Bond

  Sub-Total Safeco                                       $   20,000.00

CNA BONDS

929214989             NRG Energy Center                  $  100,000.00       Highway Occupancy Permit Obligation Bond

929215308             NRG Power Marketing, Inc.          $  250,000.00       License Bond

929215309             NRG Energy Cneter San Diego LLC    $    5,000.00       Franchise Bond

929222788             NRG Processing Solutions LLC       $  100,000.00       Tree & Yard Waste Permit Bond
                                                                             Yard Waste  Composting  &  Processing  Facility
929222789             NRG Processing Solutions LLC       $   45,000.00       Permit Bond

929222790             NRG Processsing Solutions LLC      $   72,400.00       Solid Waste Facility Permit Bond

929222795             NRG Power Marketing, Inc.          $1,000,000.00       Bond of Distributor of Automotive Fuel

929222796             NRG Power Marketing Inc.           $1,000,000.00       Motor Fuels Tax Bond

929224970             NRG Processing Solutions LLC       $  100,000.00       Waste Facility License & Permit Bond

929224971             NRG Processing Solutions LLC       $   25,000.00       Waste Facility License/Permit Bond

929224973             El Segundo Power LLC               $   10,000.00       Lease Bond

929224975             MM SKB Energy LLC                  $   19,215.00       Processing Facility Bond

929224986             Dunkirk Power LLC                  $   25,000.00       Bond of Distributor of Automotive Fuel

929224987             Huntley Power LLC                  $   35,000.00       Bond of Distributor of Automotive Fuel
                      NRG Northeast Affiliate
929225083             Services, Inc.                     $   29,000.00       Workers' Compensation Bond

929231861             NRG Ilion LP LLC                   $   52,308.00       Utility Payment Bond

929239784             NRG Energy Center Pittsburgh LLC   $   80,000.00       Highway Restoration & Maintenance Bond

929239794             Dunkirk Power, LLC                 $   53,000.00       Mined Land Reclamation Bond

                                                                BONDS
                                                                -----
   BOND
  NUMBER              OBLIGEE                     EFF DATE        EXP DATE         PREMIUM          SURETY     DIV.   INDEMNITY
  ------              -------                     --------        --------         -------          ------     ----   ---------
INDEMNIFIED BY XCEL ENERGY:

ST. PAUL BONDS
400SD3190        Hennepin County                  6/30/2002       6/30/2003       $  200.00        St. Paul    NRG       Yes

400SF4076        City of Pittsburgh               5/15/2002       5/15/2003       $  300.00        St. Paul    NRG       Yes

400SH7762        City of Meriden                  8/24/2001       8/24/2003       $1,754.00        St. Paul    NRG       Yes

400SH7763        City of Meriden                  8/24/2001       8/24/2003       $1,537.00        St. Paul    NRG       Yes

  Sub-Total St. Paul                                                              $3,791.00

SAFECO BONDS

6161831          County of Hennepin                8/9/2002        8/9/2003       $  200.00         Safeco     NRG       Yes

  Sub-Total Safeco                                                                $  200.00

CNA BONDS

929214989        PA Dept. of Trans.               9/21/2002       9/21/2003       $  450.00           CNA      NRG       Yes

929215308        Pennsylvania Public                                                                                     Yes
                 Utility Commission               9/12/2002       9/12/2003       $2,250.00           CNA      NRG

929215309        City of San Diego                 9/2/2002        9/2/2003       $  100.00           CNA      NRG       Yes

929222788        Scott County                    10/12/2002      10/12/2003       $  560.00           CNA      NRG       Yes
                                                                                                                         Yes
929222789        Dakota County                   10/10/2002      10/10/2003       $  252.00           CNA      NRG

929222790        Dakota County                   10/10/2002      10/10/2003       $  405.00           CNA      NRG       Yes

929222795        State of New York               10/12/2002      10/12/2003       $2,250.00           CNA      NRG       Yes

929222796        State of New Jersey             10/12/2002      10/12/2003       $2,250.00           CNA      NRG       Yes

929224970        County of Anoka                 11/17/2002      11/17/2003       $  560.00           CNA      NRG       Yes

929224971        County of Anoka                 11/17/2002      11/17/2003       $  140.00           CNA      NRG       Yes

929224973        State of California              11/9/2002       11/9/2003       $  100.00           CNA      NRG       Yes

929224975        Commonwealth of PA              11/25/2002      11/25/2003       $  108.00           CNA      NRG       Yes

929224986        State of New York                 1/1/2003        1/1/2004       $  100.00           CNA      NRG       Yes

929224987        Sate of New York                  1/2/2003        1/3/2004       $  100.00           CNA      NRG       Yes
                                                                                                                         Yes

929225083        State of New York               12/31/2002      12/31/2003       $  351.00           CNA      NRG

929231861        Niagra Mohawk Power Yes Corp.   12/12/2002      12/12/2003       $  471.00           CNA      NRG

929239784        Commonwealth of PA               6/18/2002       6/18/2003       $  160.00           CNA      NRG       Yes

929239794        State of New York                5/15/2002       5/15/2003       $  106.00           CNA      NRG       Yes

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS


                                                 BONDS
                                                 -----
   BOND
  NUMBER                     PRINCIPAL                      AMOUNT                      DESCRIPTION
  ------                     ---------                      ------                     -----------
929239797             Cabrillo Power LLC                 $  100,000.00       Lease Bond
929239799             NRG Energy                         $1,500,000.00       Permit Bond

929242598             Arthur Kill Power LLC              $   10,000.00       Performance Bond

  Sub-Total CAN                                          $4,610,923.00

TOTAL INDEMNIFIED BY XCEL ENERGY                         $6,371,213.00

NON-INDEMNIFIED BONDS

U668424               NRG Energy, Inc.                   $   30,000.00       Solid Waste Management Bond

TOTAL ALL NRG BONDS                                      $6,401,213.00


                                                               BONDS
                                                               -----
   BOND
  NUMBER                              OBLIGEE               EFF DATE    EXP DATE       PREMIUM        SURETY     DIV.   INDEMNITY
  ------                              -------               --------    --------       -------        ------     ----   ---------

929239797                         State of California       5/21/2002   5/21/2003    $   175.00         CNA      NRG       Yes
929239799                         City of St. Paul, MN      5/23/2002   5/23/2003    $ 2,625.00         CNA      NRG       Yes

929242598                         Department of Energy
                                  Conservation              3/18/2002   3/18/2003    $    50.00         CNA      NRG       Yes

  Sub-Total CAN                                                                       13,563.00

TOTAL INDEMNIFIED BY XCEL ENERGY                                                     $17,554.00

NON-INDEMNIFIED BONDS

U668424                           County of Washington      1/20/1999   1/20/2004    $   400.00      Reliance    NRG       No

TOTAL ALL NRG BONDS                                                                  $17,954.00

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS

                        OTHER INDEMNIFICATION OBLIGATIONS

Agreement and Consent for Transfer to NRG between Northern States Power Company, NRG Energy, Inc., Anoka County, Hennepin County, Sherburne County, and Tri-County Solid Waste Management Committee dated on or about August 20, 2001.

Affirmation Agreement between Northern States Power Company and NRG Energy, Inc. dated August 8, 1993.

                           OTHER GUARANTY OBLIGATIONS

Guarantees of employment agreements for three NRG employees.

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS

                                  SCHEDULE VI.F
                           (EMPLOYEE BENEFIT MATTERS)

QUALIFIED DEFINED BENEFIT PENSION PLANS

- Xcel would continue to maintain the NRG benefit formulas for NRG employees as part of the Xcel/NRG plan (the "Merged Plan") until the Effective Date.

- On the Effective Date, (a) NRG employees would stop participating in the Merged Plan, (b) all NRG employee Merged Plan benefits would be frozen (except as set forth below) and (c) the obligation for all such benefits would remain in the Merged Plan and would be the responsibility of the Merged Plan and Xcel to fund and provide. To the extent a partial termination, within the meaning of Section 411(d)(3) of the Internal Revenue Code, of the Merged Plan would occur as of the Effective Date, either as a result of the NRG employees ceasing to be employed by Xcel and its subsidiaries or otherwise, such employees would be fully vested as of the Effective Date in their frozen benefits under the Merged Plan as and to the extent provided by Section 411(d)(3) of the Internal Revenue Code. On and after the Effective Date, the Merged Plan would provide that, as of the Effective Date, with respect to NRG employees who are employed by NRG and are participants in the Merged Plan on the Effective Date, credit for employment with NRG on or after the Effective Date would be credited (i) for vesting purposes under the Merged Plan, if no such partial termination occurred, and (ii) for purposes of eligibility for entitlement for the commencement or receipt of benefits under the Merged Plan (including, without limitation, for eligibility for commencement or receipt of any early retirement benefit or supplement), but (iii) for no other purposes including, without limitation, benefit accrual purposes. As hereby modified, such benefits to which NRG employees are entitled under the terms of the Merged Plan would be paid to them by the Merged Plan as and when provided therein.

NON-QUALIFIED RETIREMENT PLANS ("NQRPS")

- Xcel and NRG would determine prior to the Effective Date what proportion of the obligations owing to current NRG employees under the NRG NQRPs is legally allocable to Xcel by virtue of prior service by those employees as Xcel (NSP) employees (the "Xcel NQRP Amount").

- Xcel would maintain responsibility for the Xcel NQRP Amount to the extent it has not already satisfied its obligation therefor. The difference between the total amount owing to current NRG employees under the NQRPs and the Xcel NQRP Amount (the "NRG NQRP Amount") would be reinstated or replaced with a similar nonqualified plan approved by the NRG Plan. Any new plan in respect of the NRG NQRP Amount would be developed in consultation with the Bank Group and the Noteholder Group.

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL
RULE OF EVIDENCE 408 AND ALL
BANKRUPTCY AND STATE LAW EQUIVALENTS

                                  SCHEDULE VI.I
                       (Xcel/NRG Agreements To Be Assumed)

1. Agreement for the Use and Operation of Certain Facilities Located at the High Bridge Plant dated Jan. 23, 2002.

2. Agreement for the Sale of Thermal Energy and Wood Byproduct between Northern States Power Company and NRG Thermal f/k/a Norenco Corporation, dated November 16, 1989.

3. Refuse Derived Fuel Supply Agreement between Northern States Power Company and NRG Resource Recovery, Inc." (not dated) (Term: 1-1-1992 to 12-31-2001, automatically renewing for five year terms thereafter, unless terminated by six month written notice.)

4. Lease and Agreement between Northern States Power Company and Minnesota Waste Processing Company, L.L.C. dated September 13, 1994.

5. Lease and Agreement between Northern States Power Company and NRG Energy Inc. dated July 21, 1997.

6. Short Term Coal Agreement for the Sale of Coal from Northern States Power Company (dba Xcel Energy, Seller) to NRG Energy Center-Rock Tenn LLC (Buyer) dated January 6, 2003.

7. Letter Agreement between e prime and NRG Energy, Inc. dated on or about February 25, 2003.

8. Agreement For Consulting Services Between NRG Energy, Inc. And Utility Engineering Corporation dated May 22, 2000.

                                  SCHEDULE IX.A
                       (Intercompany Claims Owing to Xcel)

1. All amounts owed by NRG to Xcel in connection with various payments made by Xcel in connection with the Guarantees.

2.    Third Quarter 2002 estimated tax payment made to NRG.

3.    All amounts owed by NRG to Xcel in connection with the ASA.

4. All amounts owed by NRG to Xcel in connection with various Northern States Power Company and other agreements listed on Schedule VI.I.

5. All amounts owed by NRG to Xcel in connection with various engineering services.

6.    All amounts owed by NRG to Xcel in connection with e prime.

7.    All amounts owed by NRG to Xcel in connection with NSP-Wisconsin.

8.    All amounts owed by NRG to Xcel in connection with PSCo.

9.    All amounts, if any, owed by NRG to Xcel for NRG's own utility usage.

                                  SCHEDULE IX.I
                           (NRG Finco Project Funding)

PROVIDED AS PART OF SETTLEMENT
DISCUSSIONS; SUBJECT TO FEDERAL RULE
OF EVIDENCE 408 AND ALL BANKRUPTCY
AND STATE LAW EQUIVALENTS

                  TERM SHEET CONCERNING CERTAIN SUBSIDIARIES OF
                                NRG ENERGY INC.
                             DATED AS OF MAY __ 2003

The following (the "Term Sheet") concerns certain matters relating to the following indirect wholly-owned subsidiaries of NRG Energy Inc. ("NRG"): (a) NRG Audrain Generating LLC ("Audrain"); (b) LSP-Nelson Energy, LLC ("LSP-Nelson") and NRG Nelson Turbines LLC (together with LSP-Nelson, "Nelson"); and (c) LSP-Pike Energy, LLC ("Pike" and, together with Audrain and Nelson, the "Projects").

The Term Sheet is subject to finalization and execution of the Plan Support Agreement, dated as of May __, 2003 (the "Plan Support Agreement"), by and among NRG, certain of NRG's subsidiaries and affiliates as set forth therein, Excel Energy Inc., the Supporting Noteholders (as defined therein), and the Supporting Lenders (as defined therein).

Notwithstanding anything to the contrary in the foregoing, the Term Sheet is being provided as part of settlement discussions and, as a result, shall be treated as such pursuant to Federal Rule of Evidence 408 and all bankruptcy and state law equivalents.

Parties: NRG, Audrain, Nelson, Pike and the lenders (the "FinCo Lenders") pursuant to the Credit Agreement, dated as of May 8, 2001, by and among NRG Finance Company I LLC, Audrain, LSP-Nelson, Pike, NRG Turbine LLC, Credit Suisse First Boston, as Administrative Agent, and the FinCo Lenders, together with all amendments, modifications, renewals, restatements, substitutions and replacements thereof and all documents, agreements or instruments related thereto (the "FinCo Credit Agreement").

Collateral:                   The FinCo Lenders, pursuant to the FinCo Credit
                              Agreement, assert, and NRG does not dispute, a security interest in substantially all of the assets of Audrain (the "Audrain Collateral"), the assets of Nelson (the "Nelson Collateral") and the assets of Pike (the "Pike Collateral" and, collectively with the Audrain Collateral and Nelson Collateral, the

                              "Collateral"), as more fully described in the FinCo Credit Agreement.

Audrain: NRG shall, subject to Bankruptcy Court approval (if necessary), lend to Audrain reasonably necessary funds (the "NRG Audrain Funds") to preserve, maintain, operate and sell or otherwise dispose of the Audrain Collateral until the earlier of (a) December 31, 2003 and (b) the first date on which the NRG Audrain Funds are equal to or exceed $750,000. As a precondition to NRG's obligation to lend the NRG Audrain Funds to Audrain, the FinCo Lenders shall agree to subordinate their claims against Audrain, including any payment of principal or interest in respect thereof, to the prior repayment in full to NRG of the NRG Audrain Funds.

Nelson: The reasonably necessary funds to preserve, maintain and sell or otherwise dispose of the Nelson Collateral shall (a) first, be provided from the funds deposited in the bank accounts of Nelson and any insurance proceeds or refunds related to Nelson and (b) thereafter, be provided by NRG, subject to Bankruptcy Court approval (if necessary), in an amount not to exceed $500,000 (the funds to be provided by NRG are referred to as the "NRG Nelson Funds"). As a precondition to NRG's obligation to lend the NRG Nelson Funds to Nelson, the FinCo Lenders shall agree to subordinate their claims against Nelson, including any payment of principal or interest in respect thereof, to the prior repayment in full to NRG of the NRG Nelson Funds.

Pike: The reasonably necessary funds to preserve, maintain and sell or otherwise dispose of the Pike Collateral shall be provided from the funds deposited in the bank accounts of Pike and any insurance proceeds or refunds related to Pike.

Sale or Disposition           NRG shall not sell or otherwise dispose of the
                              Collateral without the prior approval of the FinCo
                              Lenders; provided, the foregoing shall not preclude NRG from abandoning any of the Collateral if permissible under applicable law.

Proceeds To the extent NRG receives any proceeds or refunds related to any of the Projects, including, without limitation, insurance proceeds, such proceeds and refunds shall be remitted to the appropriate Project within 3 business days of NRG's receipt of such funds.

Expenses of Disposition       Any expenses incurred in the sale or disposition
                              of the Collateral, including, without limitation, investment banker, broker and other professional fees, shall be for the account of the FinCo
                              Lenders and not chargeable against or payable by NRG (but the foregoing is not intended to preclude the FinCo Lenders from applying any of the funds lent by NRG to, or already on deposit with, any of the Projects).